SCHEDULE 14A INFORMATION
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[ ]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                         SWIFT TRANSPORTATION CO., INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                         SWIFT TRANSPORTATION CO., INC.
                             2200 SOUTH 75TH AVENUE
                             PHOENIX, ARIZONA 85043

                        ---------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 6, 2002

                        ---------------------------------

To Our Stockholders:

     The 2002 Annual Meeting of Stockholders of Swift Transportation Co., Inc. will be held at our headquarters at 2200 South 75th Avenue, Phoenix, Arizona 85043, on June 6, 2002, beginning at 10:00 a.m. local time. At the Annual Meeting, stockholders will act on the following matters:

     *    Election of two Class III directors, each for a term of three years;

     * Amendment of Swift's Articles of Incorporation to increase the number of shares of Common Stock authorized for issuance from 150,000,000 to 200,000,000;

     * Amendment of the 1999 Stock Option Plan to authorize an additional 4,000,000 shares of Common Stock for issuance thereunder; and

     * Amendment of the 1999 Stock Option Plan to (1) permit the grant of options to Jerry Moyes, our Chairman, President, and Chief Executive Officer and (2) increase the maximum number of shares underlying options that may be granted to any one individual in a fiscal year from 100,000 to 1,000,000; and

     * Any other matters that properly come before the Annual Meeting or any adjournment or postponement thereof. Management is presently aware of no other business to come before the Annual Meeting.

     Each outstanding share of Swift Common Stock entitles the holder of record at the close of business on April 10, 2002, to receive notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Shares of Common Stock can be voted at the Annual Meeting only if the holder is present in person or by valid proxy. We have enclosed a copy of our 2001 Annual Report to Stockholders, which includes certified financial statements, and our Proxy Statement. Management cordially invites you to attend the Annual Meeting.

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IF YOU PLAN TO ATTEND:

PLEASE NOTE THAT SPACE LIMITATIONS MAKE IT NECESSARY TO LIMIT ATTENDANCE TO STOCKHOLDERS AND ONE GUEST. REGISTRATION AND SEATING WILL BEGIN AT 9:00 A.M. COMPLIMENTARY PARKING IS AVAILABLE AT OUR OFFICES. STOCKHOLDERS HOLDING STOCK IN BROKERAGE ACCOUNTS ("STREET NAME" HOLDERS) WILL NEED TO BRING A COPY OF A BROKERAGE STATEMENT REFLECTING STOCK OWNERSHIP AS OF THE RECORD DATE. CAMERAS, RECORDING DEVICES AND OTHER ELECTRONIC DEVICES WILL NOT BE PERMITTED AT THE MEETING.
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                                        By Order of the Board of Directors


                                        Jerry Moyes
Phoenix, Arizona                        CHAIRMAN OF THE BOARD, PRESIDENT AND
May __, 2002                            CHIEF EXECUTIVE OFFICER

                                    IMPORTANT

PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOUR VOTE IS IMPORTANT, SO PLEASE ACT TODAY!

                                TABLE OF CONTENTS

                                                                            Page

ABOUT THE MEETING..............................................................1

     What is the purpose of the annual meeting?................................1
     Who is entitled to vote?..................................................1
     Who can attend the meeting?...............................................1
     What constitutes a quorum?................................................1
     How do I vote?............................................................2
     What if I vote and then change my mind?...................................2
     What are the Board's recommendations?.....................................2
     What vote is required to approve each item?...............................2
     Who will bear the costs of  this proxy solicitation?......................3

BOARD OF DIRECTORS.............................................................4

     What is the makeup of the Board of Directors?.............................4
     Are there any directors who are not standing for re-election?.............4

          Election of Class III Directors (Proposal No. 1).....................4
          Continuing Directors - Class II......................................5
          Continuing Directors - Class I.......................................5

     How are non-employee directors compensated?...............................6
     Are employees of Swift Transportation paid additional compensation for service as a director?..............................................6
     How often did the Board meet during fiscal 2001?..........................6
     What committees has the Board established?................................7
     Compensation Committee....................................................7
     Audit Committee...........................................................7
     Report of the Audit Committee.............................................7

EXECUTIVE OFFICERS OF SWIFT....................................................9

EXECUTIVE COMPENSATION........................................................10

     Summary Compensation Table...............................................10
     Options/SAR Grants in Last Fiscal Year...................................11
     Aggregated Option/SAR Exercises In Last Fiscal Year
       and Fiscal Year-End Option/SAR Values..................................12
     Employment and Change of Control Agreements..............................13
     Report of the Compensation Committee on Executive Compensation...........14

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION...................17
STOCK PRICE PERFORMANCE GRAPH.................................................18
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.......................18
SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT...................19
CERTAIN TRANSACTIONS AND RELATIONSHIPS........................................21
AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF
  AUTHORIZED SHARES (Proposal No. 2)..........................................22
AMENDMENT TO 1999 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES
  AUTHORIZED FOR ISSUANCE THEREUNDER (Proposal No. 3).........................23
AMENDMENTS TO 1999 STOCK OPTION PLAN TO PERMIT THE GRANT OF OPTIONS TO
  JERRY MOYES AND INCREASE THE LIMITATION ON MAXIMUM ANNUAL GRANTS TO
  A SINGLE INDIVIDUAL (Proposal No. 4)........................................26
RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS.....................................27
STOCKHOLDER PROPOSALS AND NOMINATIONS.........................................27
OTHER MATTERS.................................................................28
ANNEX A: AMENDED AND RESTATED ARTICLES OF INCORPORATION......................A-1
ANNEX B: SWIFT TRANSPORTATION CO., INC. 1999 STOCK OPTION PLAN...............B-1

                         SWIFT TRANSPORTATION CO., INC.
                             2200 SOUTH 75TH AVENUE
                             PHOENIX, ARIZONA 85043

                            -------------------------
                                 PROXY STATEMENT
                            -------------------------

     This Proxy Statement contains information related to the 2002 Annual Meeting of Stockholders (the "Annual Meeting") of Swift Transportation Co., Inc. ("Swift" or the "Company") to be held on June 6, 2002, at 10:00 a.m. local time, at our headquarters located at 2200 South 75th Avenue, Phoenix, Arizona 85043, or at such other time and place to which the Annual Meeting may be adjourned or postponed. THE ENCLOSED PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF SWIFT. The proxy materials relating to the Annual Meeting are first being mailed to stockholders entitled to vote at the meeting on or about May 3, 2002.

                                ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

     At the Annual Meeting, stockholders will act upon the matters outlined in the accompanying Notice of Annual Meeting of Stockholders. In addition, management will report on the performance of Swift during fiscal 2001 and respond to questions from stockholders.

WHO IS ENTITLED TO VOTE?

     Only stockholders of record at the close of business on April 10, 2002 (the "Record Date"), are entitled to receive notice of the Annual Meeting and to vote the shares of Common Stock that they held on that date at the Annual Meeting, or any postponement or adjournment of the Annual Meeting. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon.

WHO CAN ATTEND THE ANNUAL MEETING?

     All stockholders as of the close of business on the Record Date, or their duly appointed proxies, may attend the Annual Meeting, and each may be accompanied by one guest. Registration and seating will begin at 9:00 a.m. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting.

     Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date and check in at the registration desk at the Annual Meeting.

WHAT CONSTITUTES A QUORUM?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on the Record Date will constitute a quorum, permitting Swift to conduct its business at the Annual Meeting. As of the Record Date, 86,385,870 shares of Common Stock were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the Annual Meeting.

HOW DO I VOTE?

     You can vote on matters to come before the Annual Meeting in two ways:

     1.   You can attend the Annual Meeting and cast your vote in person; or

     2. You can vote by completing, dating and signing the enclosed proxy card and returning it in the enclosed postage-paid envelope. If you do so, you will authorize the individuals named on the proxy card, referred to as the proxies, to vote your shares according to your instructions or, if you provide no instructions, according to the recommendation of the Board of Directors.

WHAT IF I VOTE AND THEN CHANGE MY MIND?

     You may revoke your proxy at any time before it is exercised by:

     * sending written notice of revocation to the Secretary of Swift at P.O. Box 29243, Phoenix, Arizona, 85038-9243; or
     *    sending in another duly executed proxy bearing a later date; or
     *    attending the Annual Meeting and casting your vote in person.

     Your last vote will be the vote that is counted.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

     The Board recommends that you vote FOR election of the nominated slate of directors (see page 4), FOR approval of the proposed amendment to Swift's Articles of Incorporation to increase the number of authorized shares of Common Stock (see page 22), FOR approval of the proposed amendment to the 1999 Stock Option Plan to increase the number of shares of Common Stock authorized for issuance thereunder (see page 23) and FOR approval of the proposed amendments to the 1999 Stock Option Plan to permit the grant of options to Jerry Moyes and increase the limitation on maximum annual grants to a single individual (see page 26). Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the Board's recommendation. With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

     ELECTION OF DIRECTORS. The two nominees who receive the most votes will be elected to the Board of Directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. A broker "non-vote" (DISCUSSED BELOW) will also have no effect on the outcome since only a plurality of votes actually cast is required to elect a director.

     PROPOSED AMENDMENT TO ARTICLES OF INCORPORATION. The proposed amendment to the Articles of Incorporation to increase the number of shares of Common Stock authorized for issuance requires the affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting. A properly executed proxy marked "ABSTAIN" with respect to the proposed amendment to the Articles of Incorporation will not be voted. Accordingly, an abstention will have the effect of a negative vote. Similarly, a broker non-vote (DISCUSSED BELOW) will have the same effect as a vote against the proposed amendment to the Articles of Incorporation.

     PROPOSED AMENDMENTS TO THE 1999 STOCK OPTION PLAN AND OTHER ITEMS. For each other item, including each of the two proposals to amend the 1999 Stock Option Plan, the affirmative vote of the holders of a majority of the shares represented in person or by proxy at the Annual Meeting and entitled to vote thereat will be required for approval; provided, however, that if the shares of stock so represented are less than the number required to constitute a quorum, the affirmative vote must be such as would constitute a majority if a quorum were present. A properly executed proxy marked "ABSTAIN" or a "broker non-vote" (DISCUSSED BELOW) will not be counted as a vote "for" or "against" any such item.

     EFFECT OF BROKER NON-VOTES. If your shares are held in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion under certain circumstances. Brokers have the authority under Nasdaq rules to vote customers' unvoted shares on certain "routine" matters, including the election of directors. When a broker votes its customers' unvoted shares, the shares are counted for purposes of establishing a quorum. At the Annual Meeting, these shares will be counted as voted by the broker in the election of directors, but will not be counted as voted for any "non-routine" matters to be voted on.

WHO WILL BEAR THE COSTS OF THIS PROXY SOLICITATION?

     We will bear the cost of solicitation of proxies. This includes the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of our outstanding Common Stock. We may solicit proxies by mail, personal interview, telephone or telegraph.

                               BOARD OF DIRECTORS

     THIS SECTION GIVES BIOGRAPHICAL INFORMATION ABOUT OUR DIRECTORS AND DESCRIBES THEIR MEMBERSHIP ON BOARD COMMITTEES, THEIR ATTENDANCE AT MEETINGS AND THEIR COMPENSATION.

WHAT IS THE MAKEUP OF THE BOARD OF DIRECTORS?

     The Board presently consists of eight members. The directors are divided into three classes, with each class serving for a three-year period. The stockholders elect approximately one-third of the Board of Directors each year. There are currently three Class I directors, three Class II directors, and two Class III directors.

ARE THERE ANY DIRECTORS WHO ARE NOT STANDING FOR RE-ELECTION?

     No.

                     ELECTION OF DIRECTORS (PROPOSAL NO. 1)
                    FOR TERM EXPIRING AT 2005 ANNUAL MEETING
                                    CLASS III

     The Board of Directors has nominated William F. Riley III and Lou A. Edwards for election to Class III at the Annual Meeting. Each nominee will be elected to serve until the 2005 Annual Meeting of Stockholders or until his successor shall have been duly elected and qualified or his resignation or removal, whichever first occurs.

     Each of the nominees has consented to serve a three-year term. If any of them should become unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.

     Nominees standing for election are:

WILLIAM F. RILEY III, 55                                     DIRECTOR SINCE 1990

     WILLIAM F. RILEY III has served as the Senior Executive Vice President of Swift since January 2000. Mr. Riley has served as Swift's Chief Financial Officer and Secretary since March 1990, at which time he was named an Executive Vice President. Mr. Riley also has served as a Director on the Swift Board since March 1990. In addition, Mr. Riley has acted as a Vice President of Swift Leasing Co., Inc. and Cooper Motor Lines since May 1986 and April 1988, respectively. Prior to joining Swift in February 1986, Mr. Riley was employed by Armour Food Co. from 1978 to January 1986, serving in various transportation and distributions assignments, principally as Manager of Business Planning of Armour Food Express, its truckload motor carrier.

LOU A. EDWARDS, 88                                           DIRECTOR SINCE 1990

     LOU A. EDWARDS has served as a Director of Swift since May 1990. Mr. Edwards is a retired president of a truck dealership and has 40 years of experience in the trucking industry. Mr. Edwards also is a member of the board of directors of Simon Transportation Services Inc., a publicly traded trucking company providing nationwide, predominantly temperature controlled transportation services for major shippers. Simon Transportation Services filed for protection under Chapter 11 of the United States Bankruptcy Code on February 25, 2002.

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THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ELECTION OF EACH OF THE
DIRECTOR NOMINEES.
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                                       4

                              CONTINUING DIRECTORS
                    FOR TERM EXPIRING AT 2004 ANNUAL MEETING
                                    CLASS II

     The following Class II directors were elected at our 2001 Annual Meeting for terms ending in 2004:

JERRY MOYES, 58                                              DIRECTOR SINCE 1984

     JERRY MOYES has served as the Chairman of the Board, President and Chief Executive Officer of Swift since 1984. Mr. Moyes joined Swift in 1966 as a Vice President and served in that capacity until 1984. Mr. Moyes was President of the Arizona Motor Transport Association from 1987 to 1988. Mr. Moyes also serves as Chairman of the Board of Simon Transportation Services Inc., a publicly traded trucking company providing nationwide, predominantly temperature controlled transportation services for major shippers. Simon Transportation Services filed for protection under Chapter 11 of the United States Bankruptcy Code on February 25, 2002.

ALPHONSE E. FREI, 63                                         DIRECTOR SINCE 1990

     ALPHONSE E. FREI has served as a Director of Swift since May 1990. Mr. Frei has served as the Chief Operating Officer of Autom Company, a wholesale and retail distributor of religious products, since May 1999. Mr. Frei served in various capacities, including Chief Financial Officer, with America West Airlines from 1983 to 1994 and served as a director of America West Airlines from 1986 to September 1993. Mr. Frei has served in various executive capacities or as a consultant to a number of business organizations.

MICHAEL S. STARNES, 57                                       DIRECTOR SINCE 2001

     MICHAEL S. STARNES has served as a Director of Swift since June 2001. Since 1978, Mr. Starnes has served as a director and the President and Chief Executive Officer of our subsidiary M.S. Carriers, Inc., a major truckload carrier we acquired through a merger in June 2001. Mr. Starnes also has served as a director of RFS Hotel Investors, Inc. since 1992, Mid-America Apartment Communities since 1996 and Union Planters Corporation since 2001.

                              CONTINUING DIRECTORS
                    FOR TERM EXPIRING AT 2003 ANNUAL MEETING
                                     CLASS I

     The following Class I directors were elected at our 2000 Annual Meeting for terms ending in 2003 (with the exception of Edward A. Labry, III, who was elected at our 2001 Annual Meeting for a term ending in 2003):

RODNEY K. SARTOR, 47                                         DIRECTOR SINCE 1990

     RODNEY K. SARTOR has served as an Executive Vice President and a Director of Swift since May 1990. Mr. Sartor joined Swift in May 1979. He served as Director of Operations from May 1982 until August 1988 and as a Regional Vice President from August 1988 until May 1990.

EARL H. SCUDDER, JR., 59                                     DIRECTOR SINCE 1993

     EARL H. SCUDDER, JR., has served as a Director of Swift since May 1993. Mr. Scudder has been President of Scudder Law Firm, P.C., L.L.O. in Lincoln, Nebraska since February 1990, and has engaged in the private practice of law since 1966. Mr. Scudder served as a director of Heartland Express, Inc. a publicly traded trucking company, from 1986 until 1996. In addition, Mr. Scudder served as a director of Simon Transportation Services Inc., a publicly traded trucking company providing nationwide, predominantly temperature controlled transportation services for major shippers, from 2000 until 2001. Simon
Transportation Services filed for protection under Chapter 11 of the United States Bankruptcy Code on February 25, 2002.

EDWARD A. LABRY, III, 39                                     DIRECTOR SINCE 2001

     EDWARD A. LABRY, III, has served as a Director of Swift since June 2001. Mr. Labry is the President and a member of the board of directors of Concord EFS, Inc., positions he has held since 1994 and 1993, respectively. He has served on the board of directors of M.S. Carriers since September 1999.

HOW ARE NON-EMPLOYEE DIRECTORS COMPENSATED?

     Swift directors who are employees do not receive additional compensation for their service as directors. In 2001, non-employee directors were paid an annual retainer of $3,000 for their service as directors and received $500 for attending each board meeting and each committee meeting that was not held on the same date as a board meeting. Beginning in 2002, non-employee directors will be paid an annual retainer of $20,000 and receive $1,500 for each board meeting and committee meeting that they attend. Under our Non-Employee Director Stock Option Plan, each non-employee director also receives an option to purchase 5,000 shares of Common Stock every fifth year. These option grants vest and become exercisable over four years beginning on the date of grant, permitting the holder to purchase shares at 85% of their fair market value on the date of grant, which was $11.10 in the case of options granted to Mssrs. Edwards, Frei and Scudder in 2000 and $16.37 in the case of options granted to Mr. Labry in 2001. Unless earlier terminated, forfeited or surrendered pursuant to the plan, each option granted will expire on the sixth anniversary date of the grant. Both employee and non-employee directors are reimbursed for reasonable travel and related expenses incurred in connection with their service on the board and board committees.

ARE EMPLOYEES OF SWIFT TRANSPORTATION PAID ADDITIONAL COMPENSATION FOR SERVICE AS A DIRECTOR?

     No. We do, however, reimburse them for travel and other related expenses.

HOW OFTEN DID THE BOARD MEET DURING FISCAL 2001?

     The Board of Directors held 4 meetings during fiscal 2001. Each of Swift's Directors attended at least 75% of the Board and committee meetings to which the Director was assigned.

WHAT COMMITTEES HAS THE BOARD ESTABLISHED?

     The Board of Directors has standing Compensation and Audit Committees. We do not maintain a standing nominating committee or other committee performing similar functions. The function of nominating directors is carried out by the entire Board of Directors. Our Bylaws, however, provide a procedure for you to recommend candidates for director at an annual meeting. For more information, see page 26 under "Stockholder Proposals and Nominations."

       NAME                           COMPENSATION COMMITTEE     AUDIT COMMITTEE
       ----                           ----------------------     ---------------
Jerry Moyes                                     X
Alphonse E. Frei                                X                       X
Lou A. Edwards                                  X                       X
Earl H. Scudder, Jr.                            X
Edward A. Labry, III                                                    X

COMPENSATION COMMITTEE                             1 MEETING IN FISCAL YEAR 2001

     The Compensation Committee reviews and recommends compensation of executive officers and administers Swift's stock option plans.

AUDIT COMMITTEE                                   2 MEETINGS IN FISCAL YEAR 2001

     The audit committee makes recommendations regarding the selection of Swift's independent auditors and receives and accepts the independent auditor's report. In addition, the audit committee oversees the audit and non-audit activities of the independent accountants. The audit committee meets with the independent auditors to ensure that the scope of their activities has not been restricted and that adequate responses to their recommendations have been received. In addition, the audit committee may be called upon to review certain proposals for major transactions.

                          REPORT OF THE AUDIT COMMITTEE

     THE FOLLOWING REPORT OF THE AUDIT COMMITTEE DOES NOT CONSTITUTE SOLICITING MATERIAL AND SHOULD NOT BE DEEMED FILED OR INCORPORATED BY REFERENCE INTO ANY OTHER FILING BY SWIFT UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT SWIFT SPECIFICALLY INCORPORATES THIS REPORT.

     Effective January 31, 2000, the SEC adopted new rules and amendments to current rules relating to the disclosure of information about companies' audit committees. In large part, the new rules are based on recommendations made by the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees. The new rules require that, for all votes of stockholders occurring after December 15, 2000, the proxy statement must contain a report of the audit committee addressing several issues identified in the rules. In addition, the SEC recommends that audit committees adopt written charters. Any such charter must be included as an attachment to the proxy statement at least once every three years. Our Audit Committee adopted a charter on June 7, 2000, which was included as Annex E to the joint proxy statement/prospectus filed by Swift on May 11, 2001 pursuant to Rule 424(b)(3) under the Securities Act of 1933, as amended.

     Our audit committee currently consists of three directors, each of whom are independent directors. Consistent with Nasdaq's independent director and audit committee listing standards, as amended on December 14, 1999, a director will not be considered "independent" if, among other things he has:

     * been employed by the corporation or its affiliates in the current or past three years; accepted any compensation from the corporation or its affiliates in excess of $60,000 during the previous fiscal year (except for board service, retirement plan benefits, or non-discretionary compensation);

     * an immediate family member who is, or has been in the past three years, employed by the corporation or its affiliates as an executive officer;

     * been a partner, controlling stockholder or an executive officer of any for-profit business to which the corporation made, or from which it received, payments (other than those which arise solely from investments in the corporation's securities) that exceed five percent of the organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or

     * been employed as an executive of another entity when any of the company's executives serve on that entity's compensation committee.

     The audit committee has reviewed and discussed the audited financial statements for fiscal year 2001 with management and with the independent auditors. Specifically, the audit committee has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), which includes, among other things:

     *    methods used to account for significant unusual transactions;

     * the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

     * the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates; and

     * disagreements with management over the application of accounting principles, the basis for management's accounting estimates, and the disclosures in the financial statements.

     The audit committee has received the written disclosures and the letter from our independent accountants, KPMG LLP, required by Independence Standards Board Standard No. 1, Independence Discussion with Audit Committees. Additionally, the audit committee has discussed with KPMG the issue of its independence as it relates to us.

     Based on its review of the audited financial statements and the various discussions noted above, the audit committee recommended to Swift's board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

                                        Alphonse E. Frei
                                        Lou A. Edwards
                                        Edward A. Labry, III

                           EXECUTIVE OFFICERS OF SWIFT

     The table below sets forth, as of March 31, 2002, certain information concerning our executive officers.

NAME                       AGE                      POSITION
----                       ---                      --------
Jerry Moyes                 58     President and Chief Executive Officer--Swift
                                   Transportation Co., Inc.

William F. Riley III        55     Senior Executive Vice President, Chief
                                   Financial Officer and Secretary--Swift
                                   Transportation Co., Inc.

Rodney K. Sartor            47     Executive Vice President--Swift
                                   Transportation Co., Inc.

Patrick J. Farley           57     Executive Vice President--Swift
                                   TransportationCo., Inc.

Kevin H. Jensen             47     Executive Vice President--Swift
                                   Transportation Co., Inc.

Michael S. Starnes          57     President and Chief Executive Officer--M.S.
                                   Carriers, Inc.

M. J. Barrow                57     Senior Vice President of Finance and
                                   Administration, Chief Financial Officer,
                                   Secretary and Treasurer --M.S. Carriers, Inc.

James W. Welch              58     Senior Vice President of Marketing--M.S.
                                   Carriers, Inc.

     Except for the employment agreements Swift entered with Mssrs. Starnes, Barrow and Welch in connection with its merger with M.S. Carriers, Swift does not have fixed term employment contracts with its executive officers. The terms of these employment agreements are summarized below under "Employment and Termination Agreements."

     PATRICK J. FARLEY became an Executive Vice President of Swift and was named as one of its executive officers in May 1997. Mr. Farley joined Swift in October 1989 and served as Vice President of Western Sales prior to his promotion to Executive Vice President in May 1997.

     KEVIN H. JENSEN has served as an Executive Vice President of Swift since December 1994, and was named an executive officer of Swift in October 1996. Mr. Jensen joined Swift in December 1986 and served the Company in various capacities, including Director of Operations - Eastern Division and Vice President - Eastern Division, prior to his promotion to Executive Vice President in December 1994.

     M. J. BARROW has served as the Senior Vice President of Finance and Administration of M.S. Carriers, Inc. since May 1989. Mr. Barrow joined M.S.
Carriers in 1982 as its Treasurer and Controller and was shortly thereafter named Vice President of Finance. In February 1986, Mr. Barrow was appointed to the positions of Secretary and Chief Financial Officer of M.S. Carriers. Mr. Barrow has served as a director of M.S. Carriers since 1982.

     JAMES W. WELCH has served as the Senior Vice President of Marketing of M.S. Carriers since May 1989. Mr. Welch joined M.S. Carriers as a Vice President of Sales in 1982 and served in that capacity until his promotion to Senior Vice President of Marketing in May 1989. Mr. Welch has served as a director of M.S. Carriers since 1982.

     For biographical information regarding Mssrs. Moyes, Riley, Sartor, and Starnes, see "Board of Directors" above.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

     The table below sets forth information concerning the annual and long-term compensation for services rendered in all capacities to Swift during the three fiscal years ended December 31, 2001, of those persons who were, at December 31, 2001, (i) our Chief Executive Officer and (ii) our four other most highly compensated executive officers (collectively, the "Named Executive Officers").

                                                                                  LONG-TERM COMPENSATION
                                                                           -------------------------------------
                                        ANNUAL COMPENSATION                         AWARDS             PAYOUTS
                            --------------------------------------------   ------------------------   ----------
                                                                                         SECURITIES
                                                                           RESTRICTED    UNDERLYING                 ALL OTHER
NAME AND                                                  OTHER ANNUAL       STOCK        OPTIONS/      LTIP       COMPENSATION
PRINCIPAL POSITION          YEAR   SALARY($)  BONUS($)   COMPENSATION($)   AWARD(S)($)      SARS      PAYOUTS($)      ($)(1)
------------------          ----   ---------  --------   ---------------   -----------   ----------   ----------   ------------
JERRY MOYES .............   2001   $400,000   $261,532                                                               $153,845
Chairman of the Board of    2000   $400,000   $261,532                                                               $154,377
Directors, President and    1999   $270,371   $391,161                                                               $164,231
Chief Executive Officer

WILLIAM  F. RILEY III ...   2001   $250,000   $275,000                                                               $ 14,210
Chief Financial Officer     2000   $250,000   $275,000                                                               $ 14,060
and Senior Executive        1999   $162,225   $362,775                                                               $ 23,280
Vice-President

RODNEY K. SARTOR ........   2001   $200,000   $150,000                                                               $ 10,025
Executive Vice-President    2000   $200,000   $150,000                                                               $ 10,025
                            1999   $162,225   $187,775                                                               $ 19,525

KEVIN H. JENSEN .........   2001   $200,000   $150,000                                                               $  7,000
Executive Vice President    2000   $200,000   $150,000                                                               $  7,000
                            1999   $162,225   $187,775                                                               $ 16,500

PATRICK J. FARLEY .......   2001   $200,000   $150,000                                                               $  7,000
Executive Vice President    2000   $200,000   $150,000                                                               $  7,000
                            1999   $162,225   $187,775                                                               $ 16,500

----------
(1) "All Other Compensation" for each of the Named Officers includes Swift's contributions in the amount of $7,000 for 2001, $7,000 for 2000, and $16,500 for 1999, pursuant to the Swift Transportation Co., Inc. Retirement Plan, a 401(k) profit sharing plan (the "401(k) Plan"). The balance of compensation included in "All Other Compensation" for Mr. Moyes during each of the identified periods represents Swift payments of premiums under two term life insurance policies with a combined face amount of $20 million for the benefit of Mr. Moyes and his spouse. The aggregate annual premiums paid by Swift under these polices were $146,845 $147,377 and $147,731 in 2001, 2000 and 1999, respectively. Swift's purpose in procuring and maintaining these policies is to ensure that, in the event of the Moyes' deaths, their estate would be able to satisfy estate taxes without having to sell a large block of Swift Common Stock, which might adversely affect the market for the Common Stock. The balance of compensation included in "All Other Compensation" for Mssrs. Riley and Sartor during each of the identified periods represents Swift payments of term life and disability insurance premiums on behalf of Mssrs. Riley and Sartor. The amount of such insurance premiums paid on behalf of Mr. Riley during 2001, 2000 and 1999 was $7,210, $7,060, and $6,780, respectively. The amount of such insurance premiums paid on behalf of Mr. Sartor during each of 2001, 2000 and 1999 was $3,025.

     Swift does not pay such premiums for Mr. Jensen or Mr. Farley. In addition to the amounts in the Summary Compensation Table above, Swift made contingent deposits of $608,864 in 2001 and $507,387 in 2000 to an investment account on behalf of Mr. Riley pursuant to a Nonqualified Deferred Compensation Agreement.

                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

                                      NONE

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES

     The table below sets forth information with respect to the exercise of stock options during the fiscal year ended December 31, 2001, by the Named Executive Officers. Other than Swift's 401(k) Plan and Mr. Riley's Deferred Compensation Agreement, Swift does not have a long-term incentive plan or a defined benefit or actuarial plan and has never issued any stock appreciation rights. The number of options and the option exercise price reflect:

     * a 3-for-2 stock split treated as a dividend, effected on November 18, 1993, of one share of Common Stock for every two shares of Common Stock outstanding;

     * a 2-for-1 stock split treated as a dividend of one share of Common Stock for each share outstanding effected on November 18, 1994;

     * a 3-for-2 stock split treated as a dividend, effected on March 12, 1998, of one share of Common Stock for every two shares of Common Stock outstanding; and

     * a 3-for-2 stock split treated as a dividend, effected on April 10, 1999, of one share of Common Stock for every two shares of Common Stock outstanding.

                                                                                                   VALUE OF UNEXERCISED
                                 SHARES                          NUMBER OF UNEXERCISED             IN-THE-MONEY OPTIONS
                              ACQUIRED ON                    OPTIONS AT FISCAL YEAR END(#)        AT FISCAL YEAR END ($)
                                EXERCISE    VALUE REALIZED   -----------------------------   ---------------------------------
NAME                             (#)(1)         ($)(2)        EXERCISABLE   UNEXERCISABLE    EXERCISABLE(3)   UNEXERCISABLE(3)
----                             ------        --------       -----------   -------------    --------------   ----------------
Jerry Moyes                          --              --              --             --                --                 --
President & Chief Executive
Officer(4)

William F. Riley III                 --              --          75,000         37,500          $862,500         $  431,250
Executive Vice President &
Chief Financial Officer(5)

Rodney K. Sartor                     --              --              --        100,000                --         $1,041,000
Executive Vice President(6)

Kevin H. Jensen                      --              --          36,000        283,000          $645,480         $3,220,170
Executive Vice President(7)

Patrick J. Farley                40,500        $629,670           3,600        150,400          $ 51,579         $1,609,769
Executive Vice President(8)

----------
(1) Represents shares of Common Stock acquired pursuant to exercise of options under Swift's 1990 Stock Option Plan. The exercise price for such shares was $1.54.

(2) Based on the $17.09 last reported sale price of Swift Common Stock on April 19, 2001.

(3) Based on the $21.51 last reported sales price of Swift Common Stock on December 31, 2001.

(4) Mr. Moyes has not been awarded any stock options and is not eligible to participate in Swift's 1999 Stock Option Plan or Employee Stock Purchase Plan. See "Compensation Committee Report on Executive Compensation" below. At the Annual Meeting, we are seeking stockholder approval of a proposal to permit the grant of options to Mr. Moyes under the 1999 Stock Option Plan. See "Amendments To 1999 Stock Option Plan To Permit The Grant Of Options to Jerry Moyes and Increase the Limitation on Maximum Annual Grants to a Single Individual (Proposal No. 4)."

(5) In 1997 Mr. Riley was granted options to purchase 112,500 shares at $10.01 per share. One-third of the shares underlying such options first became exercisable in April 2000. Thereafter, one-third of the options become exercisable in each successive year. These options will terminate in April 2007.

(6) In 2000, Mr. Sartor was granted options to purchase 100,000 shares at $11.10 per share. Beginning June 2003, 50,000 options begin vesting at a rate of one-third per year. The remaining 50,000 options begin vesting on June 7, 2005 at a rate of one-fifth per year. These options will terminate in June 2010.

(7) Mr. Jensen was granted options in 1992, 1994, 1997, and 1998 covering 67,500, 45,000, 90,000, and 75,000 shares of Swift's Common Stock, respectively. The exercise price for each of Mr. Jensen's options is $3.15, $4.87, $10.01 (as to 45,000 shares subject to options granted in 1997) and $10.39 (as to 45,000 shares subject to options granted in 1997), and $10.02, respectively. One-fifth of each such option grant becomes exercisable on the fifth anniversary of the grant and one-fifth of each such grant becomes exercisable in each successive year thereafter. In 2000, Mr. Jensen was granted options to purchase 100,000 shares at $11.10 per share. Beginning June 2003, 50,000 options begin vesting at a rate of one-third per year. The remaining 50,000 options begin vesting on June 7, 2005 at a rate of one-fifth per year. All of Mr. Jensen's options terminate on the ten year anniversary of the date of grant.

(8) Mr. Farley was granted options in 1991, January 1995, December 1995, April 1997, and July 1997 covering 67,500, 5,625, 3,375, 22,500, and 22,500 shares of Swift's Common Stock, respectively. The respective exercise prices for such grants were $1.54, $8.12, $5.62, $10.01, and $11.17.
     One-fifth of each such option grant becomes exercisable on the fifth anniversary of the grant and one-fifth of each such grant becomes exercisable in each successive year thereafter. In 2000, Mr. Farley was granted options to purchase 100,000 shares at $11.10 per share. Beginning June 2003, 50,000 options begin vesting at a rate of one-third per year. The remaining 50,000 options begin vesting on June 7, 2005 at a rate of one-fifth per year. All of Mr. Farley's options terminate on the ten year anniversary of the date of grant.

                   EMPLOYMENT AND CHANGE OF CONTROL AGREEMENTS

     Swift currently does not have any employment contracts or severance agreements with any of the Named Executive Officers. Swift has a deferred compensation agreement with Mr. Riley, the contribution to which is described in footnote (1) to the Summary Compensation Table. In addition, in connection with our merger with M.S. Carriers, Inc. in June 2001, we entered into employment agreements with Michael S. Starnes, M.J. Barrow, and James W. Welch.

     Under Mr. Starnes' employment agreement, he will serve as the top executive officer of our M.S. Carriers subsidiary for a period commencing on June 29, 2001 and ending on June 29, 2004. During his employment term, Mr. Starnes will be paid an annual base salary of $325,000 and will receive a minimum annual bonus of $175,000. Pursuant to Mr. Starnes' employment agreement, Swift will pay premiums under a split dollar life insurance policy until April 7, 2011, when Mr. Starnes attains the age of 65. A trust established by Mr. Starnes owns this policy and his beneficiary will be entitled to the benefits, after repaying the premiums advanced. Mr. Starnes' employment agreement also provides that he will be entitled to participate in employee benefit plans of Swift that generally apply to comparable employees of Swift.

     The employment agreements for Mssrs. Barrow and Welch each provide for a five-year term, an annual base salary of $200,000, and a minimum annual bonus of $150,000. Until termination of employment, Swift will keep in force existing split dollar life insurance policies on the lives of Messrs. Barrow and Welch and provide each of them with an additional $1 million term life insurance policy. In addition, Messrs. Barrow and Welch are entitled to participate in employee benefit plans of Swift that generally apply to comparable employees of Swift.

     In the event that Swift sells all or substantially all of its assets, or merges with or into another corporation, stock options outstanding are required to be assumed or equivalent options are required to be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless Swift's Board of Directors determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the option holder shall have the right to exercise his or her option, including shares as to which such option would not otherwise be exercisable. If the Board makes options fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board must notify the option holder that the option is fully exercisable for a period of thirty (30) days from the date of such notice (but not later than the expiration of the term of the option) and the option will terminate upon the expiration of such period.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     THE FOLLOWING REPORT OF THE COMPENSATION COMMITTEE DOES NOT CONSTITUTE SOLICITING MATERIAL AND SHOULD NOT BE DEEMED FILED OR INCORPORATED BY REFERENCE INTO ANY OTHER FILING BY SWIFT UNDER THE SECURITIES ACT OF 1933 OR THE
SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT SWIFT SPECIFICALLY INCORPORATES THIS REPORT.

     The Compensation Committee has furnished the following report on executive compensation for fiscal 2001.

     SWIFT'S GENERAL PHILOSOPHY ON EXECUTIVE COMPENSATION. Swift's compensation program for executive officers consists of three key elements:

     *    a base salary;

     *    a performance-based annual bonus; and

     *    long-term incentives in the form of stock option grants.

Certain executives also participate in various other benefit plans, including medical plans and a 401(k) plan, which are generally available to all employees of Swift Transportation.

     The compensation committee believes that this three-part approach best serves the interests of Swift and its stockholders. As described more fully below, each element of Swift's executive compensation program has a somewhat different purpose.

     The three-part approach enables Swift to meet the requirements of the competitive environment in which it operates, while ensuring that executive officers are compensated in a way that advances both the short- and long-term interests of the stockholders. Under this approach, compensation for these officers was ultimately based upon:

     * the compensation committee's assessment of the executive officers' performance;

     *    the continuing demand for superior executive talent;

     * Swift's overall performance both individually as a company and as compared to its peers; and

     *    Swift's future objectives and challenges.

     Swift's philosophy is to pay base salaries to executives that reward these executives for ongoing performance throughout the year and that enable Swift to attract, motivate and retain highly qualified executives. The annual bonus program is designed to reward executives for performance and is based primarily on Swift's financial results. Stock option grants give executives an opportunity to obtain equity in Swift and, because options result in minimal or no rewards if Swift's stock price does not appreciate but provide substantial rewards to executives if Swift's stock price appreciates, also provide an incentive for outstanding performance in the long term. The board believes that this mix of short- and long-term compensation components provides a balanced approach that enables Swift to attract and retain experienced executives, rewards such executives for their individual and collective contribution to the profitability of Swift, and ensures that the incentives of Swift's executives are aligned with the best interests of its stockholders.

     The board's decisions concerning the specific fiscal 2001 compensation elements for individual executive officers, including the Chief Executive
Officer, were made within this broad framework and in light of each executive officer's level of responsibility, performance, current salary and prior-year bonus and other compensation awards. As noted below, the board's specific decisions involving fiscal 2001 executive officer compensation were ultimately based upon the board's judgment regarding the individual executive officer's performance, potential future contributions, and whether each payment or award would provide an appropriate reward and incentive for such officer to sustain and enhance Swift's long-term performance. A more detailed breakdown of the compensation committee's decisions with respect to each of the three key elements of Swift's executive compensation program follows.

     BASE SALARY. In setting base salaries of senior management for 2001, including the salary of Jerry Moyes, Swift's Chief Executive Officer, the compensation committee reviewed and considered:

     * compensation information disclosed by similar publicly held truckload motor carriers (all of which carriers are included in the Nasdaq Trucking and Transportation Stocks Index);

     *    the  financial   performance  of  Swift,  as  well  as  the  role  and
          contribution  of  the  particular   executive  with  respect  to  such
          performance; and

     *    nonfinancial   performance  related  to  the  individual   executive's
          contributions.

     The compensation committee believes that the annual salaries of Swift's Chief Executive Officer, Senior Executive Vice President and its Executive Vice Presidents are at or slightly below median level salaries of executives performing in similar positions at other publicly held truckload motor carriers of comparable size. However, the committee believes that, when the base salary and annual bonus for Swift's executives are aggregated, its compensation package is competitive with those provided to similarly situated executives in the truckload motor carrier industry. The committee has taken particular note of management's success in growing Swift in terms of revenue, balanced against a reduction in net earnings caused by increased operating costs, primarily resulting from higher fuel costs impacting the industry generally, and other factors.

     ANNUAL BONUSES. The compensation committee annually considers the award of bonus compensation to executive officers as additional compensation based upon individual and Company financial performance. Company financial performance is measured by review of a variety of factors, including earnings per share, operating ratios, revenue growth, and size and performance relative to similarly situated trucking industry competitors. The compensation committee evaluates individual performance based upon contribution to financial performance goals and review of other qualitative and quantitative factors. Accordingly, in years in which Swift's performance goals are exceeded, bonus compensation will tend to be higher. The compensation committee believes that this policy properly motivates the executive officers to perform to the greatest extent of their abilities to generate the highest attainable profits for Swift and to achieve increased stockholder value.

     STOCK OPTIONS. Swift believes that it is important for executives to have an equity stake in Swift in order to encourage them to focus on long-term prospects. Toward this end, Swift makes option grants to its executive officers from time to time pursuant to the Plan. In making option grants to Swift's executive officers, the compensation committee evaluates the individual officer's past and expected future contributions to Swift's achievement of its long-term performance goals.

     COMPENSATION OF SWIFT'S CHIEF EXECUTIVE OFFICER. The three members of the compensation committee other than Mr. Moyes evaluate the Chief Executive Officer's performance and make recommendations regarding the level of his compensation to the board of directors. Due to Mr. Moyes' substantial stock ownership of Swift, the committee has not to date included stock options as a component of Mr. Moyes' overall compensation. Due primarily to his significant contributions to Swift and the Company's dependence on his services, Mr. Moyes' base salary is set significantly above the base salaries for the other executive officers. The committee believes that Mr. Moyes' total compensation is appropriate compared to the total compensation paid to CEOs of comparable publicly held truckload motor carriers, especially in light of Swift's operating results and the increase in stockholder value over time.

                                        Jerry Moyes
                                        Lou A. Edwards
                                        Alphonse E. Frei
                                        Earl H. Scudder, Jr.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of the Board of Directors consists of Jerry Moyes, Alphonse E. Frei, Lou A. Edwards and Earl H. Scudder, Jr. Mr. Moyes also serves as the President and Chief Executive Officer of the Swift.

     Interstate Equipment Leasing, Inc., a corporation wholly-owned by Jerry Moyes, leases tractors to some of Swift's owner operators. In connection with this program, during 2001 Swift acquired new tractors and sold them to Interstate Leasing for $27.6 million and recognized fee income of $1.0 million. During 2001, Swift also sold used revenue equipment to Interstate Leasing totaling $20,000 and recognized a loss of $1,000. At December 31, 2001, nothing was owed to Swift for this equipment.

     In addition, Interstate Leasing operates as a fleet operator for Swift. During 2001, Swift paid $26.8 million to Interstate Leasing for purchased transportation services. At December 31, 2001, $376,000 was owed by Swift for these transportation services. Also, Swift was paid $3.6 million by Interstate Leasing and paid $104,000 to Interstate Leasing for various services, including training. At December 31, 2001, $741,000 was owed to Swift and nothing was owed by Swift for these services.

     Swift Aviation Services, Inc., a corporation wholly-owned by Jerry Moyes, provides air transportation services to Swift. Such services totaled $860,000 for the year ended December 31, 2001. At December 31, 2001, $60,000 was owed to Swift Aviation for air transportation services.

     Jerry Moyes acquired a significant ownership interest in Central Freight Lines, Inc. during 1997. Swift provides transportation and other services to Central Freight Lines and other entities owned by Mr. Moyes and recognized $11.2 million in operating revenue therefrom in 2001. At December 31, 2001, $986,000 was owed to Swift for these services. In addition, Swift paid $492,000 to Central Freight Lines for facilities rental during the year ended December 31, 2001.

     Swift provides transportation, repair and other services to Simon Transportation Services, Inc., a publicly traded trucking company which is majority owned by Jerry Moyes. Swift recognized $944,000 in revenues from these services in 2001. At December 31, 2001, $102,000 was owed to Swift for these services.

     During 2001, Swift incurred fees for legal services to Scudder Law Firm in the amount of approximately $337,000. Earl H. Scudder, Jr., is the President and a member of Scudder Law Firm.

     All of the foregoing arrangements were approved by the independent members of the Board of Directors.

                          STOCK PRICE PERFORMANCE GRAPH

     The graph below compares cumulative total return of the Company, the Nasdaq Stock Market (U.S.) Index and the Nasdaq Trucking and Transportation Stocks Index from December 31, 1996 to December 31, 2001. The graph assumes that $100 was invested on December 31, 1996, and any dividends were reinvested.

                   COMPARISON OF CUMULATIVE TOTAL RETURN AMONG
            SWIFT TRANSPORTATION CORPORATION, THE NASDAQ STOCK INDEX
             AND THE NASDAQ TRUCKING AND TRANSPORTATION STOCKS INDEX

                                  12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
                                  --------   --------   --------   --------   --------   --------
Swift Transportation                 100      137.772    178.935    168.757    189.707    205.955
NASDQ Stock Market (US)              100      122.476     172.68    320.894    193.012    153.152
Trucking & Transportation Index      100       128.15    115.792     111.53    101.378    119.991

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than 10% of our Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such forms furnished to us, or written representations that no Forms 5 were required, we believe that during our preceding fiscal year all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with, except Mssrs. Starnes, Labry, Barrow and Welch did not timely report their acquisition of Swift Common Stock in connection with the merger of Swift and M.S. Carriers. Each of Mssrs. Starnes, Labry, Barrow and Welch reported their acquisition of Swift Common Stock in subsequent filings.

           SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

     The following table sets forth, as of March 31, 2002, the number and percentage of outstanding shares of Common Stock beneficially owned by each person known by us to beneficially own more than 5% of such stock, by each director and Named Executive Officer of Swift and by all directors and executive officers of Swift as a group.

                                                  Shares
Name and Address of Beneficial Owner(1)     Beneficially Owned     Percent Owned
---------------------------------------     ------------------     -------------
Jerry Moyes                                    19,175,067(2)           22.20%

Ronald G. Moyes                                 9,018,353(2)           10.44%

William F. Riley III                              418,272(3)               *

Rodney K. Sartor                                   28,279                  *

Lou A. Edwards                                    298,625(4)               *

Alphonse E. Frei                                    7,875(5)               *

Earl H. Scudder, Jr.                               23,950(6)               *

Kevin H. Jensen                                    34,505(7)               *

Patrick J. Farley                                  13,545(8)               *

Michael S. Starnes                              4,724,560(9)            5.46%

Edward A. Labry, III                               18,850(10)              *

FMR Corporation                                12,779,529              14.79%

Taunus Corporation, DB Alex Brown LLC           4,620,253               5.35%

All Directors and Named
  Officers as a group (10 persons)                                     28.56%

----------
*    Represents less than 1% of the Company's outstanding Common Stock.

(1) The address of each officer, director and Ronald G. Moyes is 2200 South 75th Avenue, Phoenix, Arizona 85043. The address of FMR Corporation is 82 Devonshire Street, Boston, Massachusetts 02109. The address for the Taunus Corporation is 31 West 52nd Street, New York, New York and the address for its subsidiary DB Alex Brown, LLC is 130 Liberty Street, New York, New York 10006. Information with respect to FMR Corporation, the Taunus Corporation and DB Alex Brown is based upon statements on Schedule 13Gs filed by such entities with the Securities and Exchange Commission.

(2)  The shares  beneficially  owned by Jerry Moyes are held by him, as follows:
     (i) 18,648,817 shares are held as a co-trustee of the Jerry and Vickie Moyes Family Trust, (ii) 33,750 shares are held by VJM Investments, LLC, a limited liability company in which Mr. Moyes has controlling interest, and
     (iii) 492,500 shares are held by SME Industries, Inc. of which Jerry Moyes is the majority shareholder. The shares shown for Jerry Moyes do not include the 9,018,353 shares held by (i) the Moyes Children's Limited
     Partnership, the sole general partner of which is Ronald Moyes, who has sole investment and voting power over the limited partnership and (ii) seven irrevocable trusts for the benefit of six children of Jerry and Vickie Moyes and by an irrevocable trust for the benefit of Jerry and Vickie Moyes and six of their children, the sole trustee of each of which is Ronald Moyes, who has sole investment and voting power over the shares held by the trusts. The Moyes Children's Limited Partnership has pledged 1,300,000 shares to an unaffiliated third party under a variable prepaid forward contract dated May 8, 2001. The contract has a period of three years. At the expiration of the contract, the partnership must deliver an agreed settlement amount, which may be paid in cash, shares, or a combination of the two. The shares shown for Jerry Moyes also do not include 360,000 shares held by an irrevocable trust for the children of Jerry and Vickie Moyes, the sole trustee of which is Gerald F. Ehrlich, who has sole investment and voting power. Of the shares held by the Jerry and Vickie Moyes Family Trust and the Moyes Children's Limited Partnership, 18,490,340 and 8,995,832 shares, respectively, have been pledged to secure loans with lending institutions.

(3) Includes options to purchase 112,500 shares exercisable within 60 days, and excludes 2,700 shares held by Mr. Riley's spouse.

(4)  Includes options to purchase 2,000 shares exercisable within 60 days.

(5)  Includes options to purchase 2,000 shares exercisable within 60 days.

(6) Includes options to purchase 6,750 shares exercisable within 60 days, and excludes 8,700 shares owned by Mr. Scudder's spouse.

(7)  Includes options to purchase 9,000 shares exercisable within 60 days.

(8)  Includes options to purchase 9,225 shares exercisable within 60 days.

(9) Includes options to purchase 153,000 shares exercisable within 60 days. Mr. Starnes has pledged 1,500,000 shares to an unaffiliated third party under two separate variable prepaid forward contracts entered on November 9, 2001 and March 28, 2002. The contracts expire on March 6, 2003 and March 28, 2004, respectively. At the expiration of the contracts, Mr. Starnes must deliver an agreed settlement amount, which may be paid in shares or cash.

(10) Includes options to purchase 4,400 shares exercisable within 60 days.

                     CERTAIN TRANSACTIONS AND RELATIONSHIPS

     During 2001, Swift purchased $466,000 of refrigeration units from Thermo King West, a corporation owned by William F. Riley III.

     Edward A. Labry, III is the President of Concord EFS, Inc., which provides financial services to Swift. Such services totaled $381,000 in 2001. At December 31, 2001, nothing was owed by Swift for these services.

     In 2001, M.S. Carriers agreed to sell its interest in an aircraft to its president Michael S. Starnes, who is a current member of Swift's Board of Directors. The sale price was $3,240,000 and M.S. Carriers recognized a loss of $430,000 on the sale.

     Swift believes that the terms of the foregoing transactions were as favorable to Swift as those which would have been available from an independent third party. See "Compensation Committee Interlocks and Insider Participation" above for a description of certain transactions between the Company and members of the Compensation Committee.

                 AMENDMENT TO SWIFT'S ARTICLES OF INCORPORATION
                TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK
                             AUTHORIZED FOR ISSUANCE
                                (PROPOSAL NO. 2)

     The Board of Directors has determined that it is in the best interests of Swift and its stockholders to amend the Swift's Articles of Incorporation to increase the authorized number of shares of Common Stock from 150,000,000 to 200,000,000 (the "Proposed Articles of Incorporation Amendment"). If Swift's stockholders approve the Proposed Articles of Incorporation Amendment, the Company will be authorized to issue a total of 201,000,000 shares of capital stock: 200,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock.

     If  the   Company's   stockholders   approve  the   Proposed   Articles  of
Incorporation Amendment, it will become effective upon filing of a Certificate of Amendment to Swift's Articles of Incorporation with the Secretary of State of Nevada. A copy of the Swift's Amended and Restated Articles of Incorporation reflecting the adoption of the Proposed Articles of Incorporation Amendment is attached hereto as Annex A.

PURPOSE AND EFFECTS OF THE PROPOSED ARTICLES OF INCORPORATION AMENDMENT

     The objective of the increase in the authorized number of shares of Common Stock is to ensure that Swift has sufficient shares available for business needs and activities as they arise. Such future activities may include, without limitation, effecting stock splits or dividends, effecting additional financings, providing equity incentives to employees, officers or directors, or establishing strategic relationships with corporate partners. The additional shares also may be issued to acquire or invest in other businesses.

     On the Record Date, there were 86,385,870 shares of Common Stock issued and outstanding. The issuance of additional shares of Common Stock would decrease the proportionate equity interest of Swift's current stockholders and, depending on the price paid for such additional shares, could result in dilution to Swift's current stockholders. If issued, the additional shares of Common Stock would have rights identical to the currently outstanding shares of Common Stock. Adoption of the Proposed Articles of Incorporation Amendment would not affect the rights of Swift's current stockholders, except for effects incidental to authorizing an increase in the number of authorized shares of Common Stock.

     If Swift's stockholders approve the Proposed Articles of Incorporation Amendment, the Board of Directors may cause the issuance of additional shares of Common Stock without further vote of the stockholders. Current holders of Common Stock do not have preemptive or similar rights, which means that current stockholders do not have a prior right to purchase any new issue of capital stock of Swift in order to maintain their proportionate ownership level. Other than existing stock options and warrants, Swift currently has no commitments to issue additional shares of Common Stock, although it is continually exploring potential acquisitions and financing possibilities, which could lead to the issuance of additional shares at any time.

     There currently are no shares of Preferred Stock outstanding.

REQUIRED VOTE

     The Proposed Articles of Incorporation Amendment requires the affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting.

--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE ADOPTION OF THE PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION.
--------------------------------------------------------------------------------

            AMENDMENT TO SWIFT 1999 STOCK OPTION PLAN TO INCREASE THE
              NUMBER OF SHARES AUTHORIZED FOR ISSUANCE THEREUNDER
                                (PROPOSAL NO. 3)

GENERAL

     At the Annual Meeting, the Company will seek stockholder approval of a proposed amendment to the Swift Transportation Co., Inc. 1999 Stock Option Plan (the "Plan") to increase the number of shares authorized for issuance thereunder from 4,250,000 to 8,250,000. The Plan provides employees with an incentive to actively direct and contribute to the Swift's growth by enabling them to acquire a proprietary interest in the company. Swift's Board of Directors has approved the proposed amendment to the Plan and has directed that it be submitted as a proposal for stockholder approval at the Annual Meeting. The Plan was originally adopted in 1999.

CURRENT PLAN PROVISIONS

     The following is a brief summary of the Plan. A complete copy of the Plan, reflecting the proposed amendments set forth in Proposal No. 3 and Proposal No. 4 hereof, is attached hereto as Annex B. You should refer to Annex B for further information regarding the Plan.

     The Plan authorizes grants of incentive stock options ("ISOs") and non-qualified stock options ("NQSOs") to employees of the Company. Currently, all of the Company's employees, except Jerry Moyes, are eligible to participate in the Plan. At the Annual Meeting, we also are seeking stockholder approval of an amendment to the Plan that would permit the grant of options to Mr. Moyes. See "Amendments To 1999 Stock Option Plan To Permit The Grant of Options To Jerry Moyes and Increase the Limitation on Maximum Annual Grants to a Single Individual (Proposal No. 4)."

     The Board of Directors believes that use of stock options authorized under the Plan is beneficial to Swift as a means of promoting the success and enhancing the value of the company by linking the personal interests of its employees and others to those of its stockholders and by providing employees and others with an incentive for outstanding performance. These incentives also provide Swift flexibility in its ability to attract and retain the services of employees and others upon whose judgment, interest and special effort the successful conduct of Swift's operation is largely dependent.

     The Plan is administered by the Board of Directors or a committee appointed by the Board consisting of at least two (2) non-employee directors (the "Committee"). The Board of Directors or Committee have the exclusive authority to administer the Plan, including the power to determine eligibility, the types and sizes of options and the timing of options.

     The exercise price of options granted under the Plan is expected to be equal to 85% of the fair market value of the Common Stock on the date of the grant. On April 8, 2002, the last reported sale price of the Common Stock on the Nasdaq National Market was $19.49 per share.

     INCENTIVE STOCK OPTIONS. An ISO is a stock option that satisfies the requirements specified in Section 422 of the Internal Revenue Code (the "Code"). Under the Code, ISOs may only be granted to employees. In order for an option to qualify as an ISO, the price payable to exercise the option must equal or exceed the fair market value of the stock at the date of the grant, the option must lapse no later than 10 years from the date of the grant, and the stock subject to ISOs that are first exercisable by an employee in any calendar year must not have a value of more than $100,000 as of the date of grant. Certain other requirements must also be met. The Committee determines the consideration to be paid to Swift upon exercise of any options. The form of payment may include cash, Common Stock, or other property.

     An optionee is not treated as receiving taxable income upon either the grant of an ISO or upon the exercise of an ISO. However, the difference between the exercise price and the fair market value on the date of exercise is an item of tax preference at the time of exercise in determining liability for the alternative minimum tax, assuming that the Common Stock is either transferable or is not subject to a substantial risk of forfeiture under Section 83 of the Code. If at the time of exercise, the Common Stock is both nontransferable and is subject to a substantial risk of forfeiture, the difference between the exercise price and the fair market value of the Common Stock (determined at the time the Common Stock becomes either transferable or not subject to a substantial risk of forfeiture) will be a tax preference item in the year in which the Common Stock becomes either transferable or not subject to a substantial risk of forfeiture.

     If Common Stock acquired by the exercise of an ISO is not sold or otherwise disposed of within two years from the date of its grant and is held for at least one year after the date such Common Stock is transferred to the optionee upon exercise, any gain or loss resulting from its disposition is treated as long-term capital gain or loss. If such Common Stock is disposed of before the expiration of the above-mentioned holding periods, a "disqualifying disposition" occurs. If a disqualifying disposition occurs, the optionee realizes ordinary income in the year of the disposition in an amount equal to the difference between the fair market value of the Common Stock on the date of exercise and the exercise price, or the selling price of the Common Stock and the exercise price, whichever is less. The balance of the optionee's gain on a disqualifying disposition, if any, is taxed as capital gain.

     Swift is not entitled to any tax deduction as a result of the grant or exercise of an ISO, or on a later disposition of the Common Stock received, except that in the event of a disqualifying disposition, Swift is entitled to a deduction equal to the amount of ordinary income realized by the optionee.

     NON-QUALIFIED STOCK OPTIONS. A NQSO is any stock option other than an ISO. Such options are referred to as "non-qualified" because they do not meet the requirements of, and are not eligible for, the favorable tax treatment provided by Section 422 of the Code.

     No taxable income is realized by an optionee upon the grant of a NQSO, nor is Swift entitled to a tax deduction by reason of such grant. Upon the exercise of a NQSO, the optionee realizes ordinary income in an amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the exercise price and Swift is entitled to a corresponding tax deduction.

     Upon a subsequent sale or other disposition of Common Stock acquired through exercise of a NQSO, the optionee realizes a short-term or long-term capital gain or loss to the extent of any intervening appreciation or depreciation. Such a resale by the optionee has no tax consequence to Swift.

     The following table sets forth grants of options made under the Plan during 2001 to (i) each of the Named Executive Officers of Swift; (ii) all current executive officers, as a group; (iii) all current directors who are not executive officers, as a group; and (iv) all employees, including all current officers who are not executive officers, as a group. Grants under the Plan are made at the discretion of the Board of Directors or Committee. Accordingly, future grants under the Plan are not yet determinable.

                                  PLAN BENEFITS
                             1999 STOCK OPTION PLAN

                                                                WEIGHTED AVERAGE
                                     NUMBER OF SHARES SUBJECT    EXERCISE PRICE
       NAME AND POSITION              TO OPTIONS GRANTED (#)    PER SHARE ($/SH)
       -----------------              ----------------------    ----------------
Jerry Moyes                                       --                     --
Chairman of the Board & President

William F. Riley III                              --                     --
Senior Executive Vice President
& Chief Financial Officer

Rodney K. Sartor                                  --                     --
Executive Vice President

Patrick J. Farley                                 --                     --
Executive Vice President

Kevin H. Jensen                                   --                     --
Executive Vice President

Executive Officer Group                      360,000                 $16.37

Director Group                                 5,000                 $16.37

Employee Group                               415,000                 $16.19

PROPOSED AMENDMENT TO THE PLAN

     The Board of Directors has reviewed the options currently remaining in the option pool for the Plan and has determined that it is appropriate to increase the number of shares authorized for issuance under the Plan. As of March 31, 2001, (i) no shares have been issued upon exercise of options granted under the Plan and (ii) option grants representing 2,334,850 shares were outstanding under the Plan. The Board believes that an increase in the number of authorized shares is necessary for the continued optimal use of the Plan. Therefore, the Board has approved the the proposed amendment to the Plan that would increase the number of shares authorized for issuance under the Plan from 4,250,000 to 8,250,000.

REQUIRED VOTE

     Approval of the adoption of the proposed amendment to increase the number of shares authorized for issuance under the Plan requires the affirmative vote of a majority of shares of Common Stock present at the Annual Meeting in person or by proxy.

--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE ADOPTION OF THE PROPOSED AMENDMENT TO THE SWIFT TRANSPORTATION CO., INC. 1999 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE THEREUNDER.
--------------------------------------------------------------------------------

                   AMENDMENTS TO SWIFT 1999 STOCK OPTION PLAN
         TO PERMIT THE GRANT OF OPTIONS TO JERRY MOYES AND INCREASE THE
           LIMITATION ON MAXIMUM ANNUAL GRANTS TO A SINGLE INDIVIDUAL
                                (PROPOSAL NO. 4)

GENERAL

     At the Annual Meeting, Swift will seek stockholder approval of proposed amendments to the Plan to permit the grant of options to Jerry Moyes and increase the limitation and maximum annual grants to a single individual. Currently, the Plan contains provisions that (1) specifically exclude Mr. Moyes from participating in the Plan and (2) limit the number of shares underlying options granted to a single individual in a fiscal year to 100,000. The proposed amendments to the Plan would permit Jerry Moyes to participate in the Plan and increase the maximum number of shares underlying options granted to a single individual in a fiscal year to 1,000,000. The members of the Compensation Committee other than Mr. Moyes have recommended, and Swift's Board of Directors has approved, the proposed amendments to the Plan, and the Board has directed that the proposed amendments be submitted as a proposal for stockholder approval at the Annual Meeting. The current provisions of the Plan are summarized under "Amendment To Swift 1999 Stock Option Plan To Increase The Number of Shares Authorized For Issuance Thereunder (Proposal No. 3)" (see page 23). A complete copy of the Plan, reflecting the proposed amendments set forth in Proposal No. 3 and Proposal No. 4 hereof, is attached hereto as Annex B.

PROPOSED AMENDMENT TO THE PLAN

     The Plan currently contains a provision that specifically states that Mr. Moyes is not eligible to participate in Plan. The proposed amendments would delete this provision, thereby permitting Swift to grant options to Mr. Moyes under the Plan. We anticipate that in 2002 Mr. Moyes would be granted options to purchase up to 1,000,000 shares of Common Stock.

     In addition, the Plan currently provides that the maximum number of shares of Common Stock underlying options granted to any one individual in a fiscal year is 100,000. The proposed amendments would increase this maximum number to 1,000,000.

PURPOSE OF PROPOSED AMENDMENTS

     When the Plan was originally adopted in 1999, Mr. Moyes was excluded from participating due in part to the fact that he beneficially owned a substantial percentage of Swift's outstanding Common Stock. Primarily as a result of our merger with M.S. Carriers, the percentage of Swift's outstanding Common Stock beneficially owned by Mr. Moyes has declined substantially, from approximately 30% in 1999 to approximately 22% at present. Moreover, the compensation of Chief Executive Officers of some other publicly held truckload motor carriers is comprised in part of stock options. The percentage of outstanding common stock held by these Chief Executive Officers is similar to or exceeds that held by Mr. Moyes.

     The members of the Compensation Committee and Board of Directors other than Mr. Moyes believe that the proposed amendment to permit the grant of options to Mr. Moyes under Plan would serve two important objectives of Swift's compensation philosophy. First, the grant of options to Mr. Moyes will provide an effective incentive to enhance long-term performance and stockholder value. Second, the proposed amendment will help to ensure that Mr. Moyes' compensation remains competitive with that paid to executives performing similar functions for other publicly held truckload motor carriers.

     As noted above, the members of the Compensation Committee other than Mr. Moyes anticipate that in 2002 Mr. Moyes would be granted options to purchase up to 1,000,000 shares of Common Stock. The proposed amendment to increase the limitation on maximum annual grants to a single individual would facilitate an option grant of this size to Mr. Moyes. Further, the proposed amendment would provide the Compensation Committee with increased flexibility in structuring executive compensation and responding to competitive pressures in the market for executive talent.

REQUIRED VOTE

     Approval of the adoption of the proposed amendments to the Plan to permit the grant of options to Jerry Moyes and increase the limitation on maximum annual grants to a single individual requires the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting in person or by proxy.

-------------------------------------------------------------------------------
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE ADOPTION OF THE PROPOSED AMENDMENTS TO THE SWIFT TRANSPORTATION CO., INC. 1999 STOCK OPTION PLAN TO PERMIT THE GRANT OF OPTIONS TO JERRY MOYES AND INCREASE THE LIMITATION ON MAXIMUM ANNUAL GRANTS TO A SINGLE INDIVIDUAL.
--------------------------------------------------------------------------------

                    RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

     The principal independent public accounting firm utilized by Swift during the fiscal year ended December 31, 2001 was KPMG LLP, independent certified public accountants. It is presently contemplated that KPMG LLP will be retained as the principal accounting firm to be utilized by Swift during the current fiscal year. A representative of KPMG LLP will attend the annual meeting for the purpose of responding to appropriate questions and will be afforded an opportunity to make a statement if KPMG LLP so desires.

AUDIT FEES

     The aggregate fees billed to Swift by KPMG LLP for professional services rendered for the audit of Swift's annual financial statements for fiscal year 2001 and the reviews of the financial statements included in Swift's Forms 10-Q for fiscal year 2001 was $310,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     No fees were billed to Swift by KPMG LLP for professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X ("Financial Information Systems Design and Implementation Fees") during fiscal year 2001.

OTHER FEES

     The aggregate fees billed to Swift by KPMG LLP for services not described in the two preceding paragraphs during fiscal year 2001 was $891,000.

     After consideration, the Swift audit committee has concluded that the provision of non-audit services by KPMG LLP to Swift is compatible with maintaining the independence of KPMG LLP.

                      STOCKHOLDER PROPOSALS AND NOMINATIONS

     Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, stockholder proposals for the 2003 Annual Meeting must be received at the principal executive offices of Swift by December 24, 2002 to be considered for inclusion in our proxy materials relating to such meeting.

     If you wish to nominate directors for election at the 2003 Annual Meeting of Stockholders or to submit a proposal that is not intended to be included in our proxy materials relating to such meeting, our Bylaws require that:

          * You notify the Corporate Secretary in writing no later than January 24, 2003, which is 120 days prior to the anniversary date of the 2002 Annual Meeting.

          * Your notice to the Corporate Secretary contain the specific information set forth in our Bylaws.

          * You be a stockholder of record at the time you deliver your notice to the Corporate Secretary and be entitled to vote at the meeting of stockholders to which such notice relates.

     A nomination or other proposal will be disregarded if it does not comply with the above procedure and any additional requirements set forth in our Bylaws. Please note that these requirements are separate from the SEC's requirements to have your proposal included in our proxy materials.

     All proposals and nominations should be sent to Swift Transportation Co., Inc., 2200 South 75th Avenue, Phoenix, Arizona 85043, Attention: Corporate Secretary.

                                  OTHER MATTERS

     As of the date of this proxy statement, the Board of Directors does not intend to present at the annual meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to Swift will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

May __, 2002
                                        SWIFT TRANSPORTATION CO., INC.


                                        ----------------------------------------
                                        Jerry Moyes
                                        Chairman of the Board, President and
                                        Chief Executive Officer

                                                                         Annex A

                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION

                                       OF

                         SWIFT TRANSPORTATION CO., INC.

                                    ARTICLE I

                                NAME AND DURATION

     The name of this corporation shall be SWIFT TRANSPORTATION CO., INC. The duration of this corporation shall be perpetual.

                                   ARTICLE II

                                     PURPOSE

     The purpose for which this corporation is organized is the transaction of any or all lawful business for which corporations may be incorporated under the laws of the State of Nevada as they may be amended from time to time.

                                   ARTICLE III

                               AUTHORIZED CAPITAL

     The total number of shares of all classes of capital stock which the corporation shall have the authority to issue is Two-Hundred-One million (201,000,000) shares consisting of:

          (i) Two-Hundred million (200,000,000) shares of Common Stock, par value $0.001 per share (hereinafter referred to as "Common Stock"); and

          (ii) One million (1,000,000) shares of Preferred Stock, par value $.001 per share (hereinafter referred to as "Preferred Stock").

     The Preferred Stock may be issued from time to time in one or more series, each of such series to have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in a resolution or resolutions providing for the issue of such series adopted by the Board of Directors. As so provided in such resolution or resolutions and as and to the extent permitted by law, the shares of any series of the Preferred Stock may be made subject to redemption, or convertible into or exchangeable for shares of any other class or series, by the corporation at its option or at the option of the holders or upon the happening of a specified event.

     Shares of any series of Preferred Stock which shall be issued and thereafter acquired by the corporation through purchase, redemption, conversion, exchange or otherwise, shall return to the status of authorized but unissued

Preferred Stock of the same series unless otherwise provided in the resolution or resolutions of the Board of Directors. Unless otherwise provided in the resolution or resolutions of the Board of Directors providing for the issuance thereof, the number of authorized shares of stock of any such series may be increased or decreased (but not below the number of shares thereof then outstanding) by resolution or resolutions of the Board of Directors. In case the number of outstanding shares of any such series of Preferred Stock shall be decreased, the shares representing such decrease shall, unless otherwise provided in the resolution or resolutions of the Board of Directors providing for the issuance thereof, resume the status of authorized but unissued Preferred Stock, undesignated as to series.

     No holder of Common Stock or any series of Preferred Stock shall have the right to cumulate votes in the election of directors of the corporation or for any other purpose.

                                   ARTICLE IV

                                PREEMPTIVE RIGHTS

     No holder of any of the shares of any class or series of stock or of options, warrants or other rights to purchase shares of any class or series of stock or other securities of the corporation shall have any preemptive right to purchase or subscribe for any unissued stock or security of any class or series or any additional shares of any class or series to be issued by reason of increase in the authorized capital stock of the corporation of any class or series, bonds, certificates of indebtedness, debentures or other securities convertible into or exchangeable for stock of the corporation of any class or series. Any such unissued stock, additional authorized issue of shares of any class or series of stock or securities convertible into or exchangeable for stock or carrying any right to purchase stock, may be issued and disposed of pursuant to resolution of the Board of Directors to such persons, whether such holders or others, and upon such terms as may be deemed advisable by the Board of Directors in the exercise of its sole discretion.

                                    ARTICLE V

                                REGISTERED AGENT

     The name and address of the initial registered agent of the corporation is The Corporation Trust Company of Nevada, One East First Street, Reno, Nevada 89501.

                                   ARTICLE VI

                               BOARD OF DIRECTORS

     1. NUMBER AND CLASS OF DIRECTORS.

     The Board of Directors shall have sole authority to determine the number of Directors, within the limits set forth herein, and may increase or decrease the exact number of Directors from time to time by resolution duly adopted by such Board. No decrease in the number of Directors shall have the effect of shortening the term of any incumbent Director. The exact number of Directors shall be seven (7) until so increased or decreased.

     The number of Directors shall be divided into three (3) classes, as nearly equal in number as may be, to serve in the first instance until the first, second and third annual meetings of the Stockholders to be held, respectively, and until their successors shall be elected and shall qualify. In the case of any increase in the number of Directors of the Corporation, the additional Directors shall be so classified that all classes of Directors shall be increased equally as nearly as may be, and the additional Directors shall be elected as provided herein by the Directors or by the Stockholders at an annual meeting. In case of any decrease in the number of Directors of the Corporation, all classes of Directors shall be decreased equally, as nearly as may be. Election of Directors shall be conducted as provided in these Articles, by law or in the Bylaw.

     The name and mailing address of each person who is to serve as a director until the first, second and third annual meetings of the Stockholders and until their successors are elected and qualified, and the class designation and term of office of each director is:

     NAME AND MAILING ADDRESS             CLASS            TERM OF OFFICE
     ------------------------             -----            --------------
     Rodney K. Sartor                     Class I          Term Ending 1994
     1705 Marietta Way, Suite A
     Sparks, Nevada 89431

     Earl H. Scudder, Jr.                 Class I          Term Ending 1994
     1705 Marietta Way, Suite A
     Sparks, Nevada 89431

     Robert W. Cunningham                 Class II         Term Ending 1995
     1705 Marietta Way, Suite A
     Sparks, Nevada 89431

     Alphonse E. Frei                     Class II         Term Ending 1995
     1705 Marietta Way, Suite A
     Sparks, Nevada 89431

     Jerry C. Moyes                       Class III        Term Ending 1996
     1705 Marietta Way, Suite A
     Sparks, Nevada 89431

     William F. Riley III                 Class III        Term Ending 1996
     1705 Marietta Way, Suite A
     Sparks, Nevada 89431

     Lou A. Edwards                       Class III        Term Ending 1996
     1705 Marietta Way, Suite A
     Sparks, Nevada 89431

     2. VACANCIES.

     Vacancies on the Board of Directors, whether created by increase in the number of Directors, or by death, disability, resignation or removal, shall be filled by a vote of a majority of the Directors then remaining in office at a regular meeting, or a special meeting called for the purpose. Each Director so chosen shall hold office until the next annual meeting of stockholders and until his successor shall be elected and qualified, or until his earlier death, resignation or removal.

     3. REMOVAL OF DIRECTORS.

     A Director may be removed with or without cause by the Stockholders at a special meeting of the Stockholders, called for the purpose in conformity with the Bylaws. The affirmative vote of the holders of two-thirds (2/3) of the voting power of all the shares entitled to vote at such meeting shall be required to remove a Director.

                                   ARTICLE VII

                                  INCORPORATORS

     The name and address of each incorporator of the corporation is:

          NAME                                       ADDRESS
          ----                                       -------
          A. Egelhoff                          3225 N. Central Ave.
                                               Phoenix, AZ  85012

          R. Walters                           3225 N. Central Ave.
                                               Phoenix, AZ  85012

          J. Hurley                            3225 N. Central Ave.
                                               Phoenix, AZ  85012

     All powers, duties and responsibilities of the incorporators shall cease at the time of delivery of those Articles of Incorporation to the Secretary of the State of Nevada for filing.

                                  ARTICLE VIII

                          INDEMNIFICATION OF OFFICERS,
                         DIRECTORS, EMPLOYEES AND AGENTS

     The corporation shall indemnify, defend and hold harmless any person who incurs expenses, claims, damages, or liability by reason of the fact that he or she is, or was an officer, director, employee or agent of the corporation, to the fullest extent allowed pursuant to Nevada law.

                                   ARTICLE IX

                               REPURCHASE OF STOCK

     The Board of Directors of the corporation may, from time to time, cause the corporation to purchase its own stock to the extent permitted by the laws of the State of Nevada.

                                    ARTICLE X

                                   FISCAL YEAR

     The fiscal year of the corporation shall be determined by the Board of Directors at the organizational meeting and may thereafter be changed from time to time by action of the Board of Directors.

                                   ARTICLE XI

                             LIMITATION OF LIABILITY

     To the fullest extent permitted by the laws of the State of Nevada, as the same exist or may hereafter be amended, any director or officer of the corporation shall not be liable to the corporation or its stockholders for monetary or other damages for breach of fiduciary duties as a director or officer. No repeal, amendment, or modification of this Article XI, whether director or indirect, shall eliminate or reduce its effect with respect to any act or omission of a director or officer of the corporation occurring prior to such repeal, amendment, or modification. Notwithstanding any other provision of these Articles of Incorporation, the affirmative vote of seventy-five percent (75%) of the outstanding shares of stock of this corporation entitled to vote shall be required to amend, alter, change or repeal, or adopt any provision inconsistent with, this Article.

                                   ARTICLE XII

              NON-APPLICABILITY OF CERTAIN STATE ANTI-TAKEOVER LAWS

     Pursuant to Arizona Revised Statutes Section 10-1211(A), the corporation elects not to be subject to Article 2, Chapter 6, Title 10 of the Arizona Revised Statutes, as the same may be amended from time to time. Furthermore, pursuant to Nevada Revised Statutes Sections 78.378 and 78.434, the corporation elects not to be governed by the provisions of Nevada Revised Statutes Sections
78.378 to 78.3793, inclusive, and 78.411 to 78.444, inclusive, as the same may be amended from time to time.

                                                                         ANNEX B

                         SWIFT TRANSPORTATION CO., INC.
                             1999 STOCK OPTION PLAN

                        (Reflecting Proposed Amendments)

     1. PURPOSE OF THE PLAN. The purposes of this Swift Transportation Co., Inc. 1999 Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide successful management of the Company's business, to provide additional incentive to certain key employees of the Company, and to promote the success of the Company's business through the grant of options to purchase shares of the Company's Common Stock.

     Options granted hereunder may be either "Incentive Stock Options," as defined in Section 422 of the Code, or "Non-Statutory Stock Options," at the discretion of the Board and as reflected in the terms of the written option agreement.

     2. DEFINITIONS. As used herein, the following definitions shall apply:

          (a) "BOARD" shall mean the Board of Directors of the Company or the Committee, if one has been appointed.

          (b) "CODE" shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

          (c) "COMMON STOCK" shall mean the common stock of the Company described in the Company's Certificate of Incorporation, as amended.

          (d) "COMPANY" shall mean Swift Transportation Co., Inc., a Nevada corporation, and shall include any parent or subsidiary corporation of the Company as defined in Section 424(e) and (f) of the Code.

          (e) "COMMITTEE" shall mean the Committee appointed by the Board in accordance with Section 4(a) of the Plan, if one is appointed.

          (f) "EMPLOYEE" shall mean any person, including officers and directors, employed by the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

          (g) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

          (h) "FAIR MARKET VALUE" shall mean, with respect to the date a given Option is granted or exercised, the value of the Common Stock determined by the Board in such manner as it may deem equitable for Plan purposes but, in the case of an Incentive Stock Option, no less than is required by applicable laws or regulations; provided, however, that where there is a public market for the

Common Stock, the Fair Market Value per Share shall mean, in the event the stock is listed or admitted to trading on the National Association of Securities Dealers Automated Quotation--National Market System, New York Stock Exchange or the American Stock Exchange, the closing price of the Common Stock on such exchange on the date of grant as reported in THE WALL STREET JOURNAL, or, if the Common Stock is not listed or admitted to trading on any such exchange, the last quoted price or, if not quoted, the average of the closing bid and asked prices as reported by National Association of Securities Dealers Automated Quotation (NASDAQ), or such other system then in use, or if the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose.

          (i) "INCENTIVE STOCK OPTION" shall mean an Option which is intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

          (j) "NON-EMPLOYEE DIRECTOR" means a member of the Board who qualifies as a "Non-Employee Director" as defined in Rule 16b-3(b)(3) of the Exchange Act, or any successor definition adopted by the Board.

          (k) "OPTION" shall mean a stock option granted under the Plan.

          (l) "OPTIONED STOCK" shall mean the Common Stock subject to an Option.

          (m) "OPTIONEE" shall mean an Employee of the Company who has been granted one or more Options.

          (n) "PARENT" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (o) "PLAN" shall mean this Swift Transportation Co., Inc. 1999 Stock Option Plan.

          (p) "SHARE" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

          (q) "STOCK OPTION AGREEMENT" shall mean the written Agreement evidencing the grant of an Option, in substantially the form of APPENDIX A or APPENDIX B hereto.

          (r) "SUBSIDIARY" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

          (s) "TAX DATE" shall mean the date an Optionee is required to pay the Company an amount with respect to tax withholding obligations in connection with the exercise of an Option.

     3. COMMON STOCK SUBJECT TO THE PLAN.

          (a) NUMBER OF SHARES. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 8,250,000 Shares of Common Stock. The Shares may be authorized, but unissued, or previously issued Shares acquired or to be acquired by the Company and held in treasury.

          (b) LAPSED OPTIONS. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares covered by such Option shall, unless the Plan shall have been terminated, be available for future grants of Options.

          (c) LIMITATION ON NUMBER OF SHARES SUBJECT TO OPTIONS. Notwithstanding any provision in the Plan to the contrary, and subject to the adjustment in
Section 11, the maximum number of shares of Stock with respect to one or more Options that may be granted to any one individual during the Company's fiscal year is 1,000,000.

     4. ADMINISTRATION OF THE PLAN.

          (a) PROCEDURE.

               (i) The Plan shall be administered by the Board in accordance with Securities and Exchange Commission Rule 16b-3 ("Rule 16b-3"); provided, however, that the Board may appoint a Committee to administer the Plan at any time or from time to time. If the Board appoints a Committee, the Committee shall consist of at least two individuals, each of whom qualifies as (i) a Non-Employee Director, and (ii) an "outside director" under Code Section 162(m) and the regulations issued thereunder. Reference to the Committee shall refer to the Board if the Board does not appoint a Committee.

               (ii) Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

          (b) POWERS OF THE BOARD. Subject to the provisions of the Plan, the Board shall have the authority, in its discretion: (i) to grant Incentive Stock Options, in accordance with Section 422 of the Code and to grant "Non-Statutory Stock Options;" (ii) to determine, upon review of relevant information and in accordance with Section 2 of the Plan, the Fair Market Value of the Common Stock; (iii) to determine the exercise price per Share of Options to be granted, which exercise price shall be determined in accordance with Section 8(a) of the Plan; (iv) to determine the Employees to whom, and the time or times at which Options shall be granted and the number of shares to be represented by each Option; (v) to interpret the Plan; (vi) to prescribe, amend and rescind rules and procedures relating to the Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the Optionee thereof, modify or amend each Option; (viii) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option; (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board; (x) to accept or reject the election made by an Optionee pursuant to Section 17 of the Plan; and (xi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

          (c) EFFECT OF BOARD'S DECISION. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

     5. ELIGIBILITY.

          (a) GENERAL. Consistent with the Plan's purposes, Options may be granted only to key Employees of the Company as determined by the Board. An Employee who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options. Incentive Stock Options may be granted only to those Employees who meet the requirements applicable under Section 422 of the Code.

          (b) INCENTIVE STOCK OPTIONS. With respect to Incentive Stock Options granted under the Plan, the aggregate Fair Market Value (determined at the time the Incentive Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Employee during any calendar year (under all plans of the Company and its Parent and Subsidiary corporations) shall not exceed One Hundred Thousand Dollars ($100,000). To the extent that Incentive Stock Options are first exercisable by an Employee in excess of such limitation, the excess shall be considered Non-Statutory Stock Options.

          (c) NO RIGHT TO CONTINUED EMPLOYMENT. The Plan shall not confer upon any Optionee any right with respect to continuation of employment with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment at any time.

     6. SHAREHOLDER APPROVAL AND EFFECTIVE DATES. The Plan shall take effect on May 20, 1999, the date on which the Board and all stockholders approve the Plan. No Option may be granted after May 20, 2009 (ten years from the effective date of the Plan); provided, however, that the Plan and all outstanding Options shall remain in effect until such Options have expired or until such Options are canceled.

     7. TERM OF OPTION. Unless otherwise provided in the Stock Option Agreement, the term of each Incentive Stock Option shall be five (5) years from the date of grant thereof. In no case shall the term of any Incentive Stock Option exceed ten (10) years from the date of grant. Unless otherwise provided in the Stock Option Agreement, the term of each Option which is not an Incentive Stock Option shall be ten years from the date of grant. Notwithstanding the above, in the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns ten percent (10%) or more of the Common Stock as such amount is calculated under Section 422(b)(6) of the Code ("Ten Percent Shareholder"), the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter time as may be provided in the Stock Option Agreement.

     8. EXERCISE PRICE AND PAYMENT.

          (a) EXERCISE PRICE. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Board, but in the case of an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant; provided, further, that in the case of an Incentive Stock Option granted to an Employee who, at the time of the grant of such Incentive Stock Option, is a Ten Percent Shareholder, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant. In no event may the exercise price in the case of a Non-Statutory Stock Option be less than eighty-five (85%) of the Fair Market Value per share on the date of grant.

          (b) PAYMENT. The price of an exercised Option and any taxes attributable to the delivery of Common Stock under the Plan, or portion thereof, shall be paid:

               (i) In United States dollars in cash or by check, bank draft or money order payable to the order of the Company; or

               (ii) At the discretion of the Board, through the delivery of shares of Common Stock (either actual tender or attestation), with an aggregate Fair Market Value equal to the option price, provided that such shares of Common Stock have been held by the Employee at least six months prior to the date of delivery; or

               (iii) By a combination of (i) and (ii) above.

          The Board shall determine acceptable methods for tendering Common Stock as payment upon exercise of an Option and may impose such limitations and prohibitions on the use of Common Stock to exercise an Option as it deems appropriate. With respect to Non-Statutory Stock Options, at the election of the Optionee pursuant to Section 17, the Company may satisfy its withholding obligations by retaining such number of Shares of Common Stock subject to the exercised Option which have an aggregate Fair Market Value on the exercise date equal to the Company's aggregate federal, state, local and foreign tax withholding and FICA and FUTA obligations with respect to income generated by the exercise of the Option by Optionee.

     9. EXERCISE OF OPTION.

          (a) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan. Unless otherwise determined by the Board at the time of grant, an Option may be exercised in whole or in part. An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

          Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option by the number of Shares as to which the Option is exercised.

          Notwithstanding anything contained in this Plan to the contrary, the Board may establish certain restrictions on the times at which an Option may be exercised after a number of elapsed years together with cumulative exercise rights and may retain certain rights with respect to a fixed repurchase price for the Option Stock if the Employee voluntarily terminates his employment with the Company within a certain period of time after exercising the Option or whose employment is involuntarily terminated for gross misconduct, fraud, embezzlement, theft, breach of any fiduciary duty owed to the Company or for nonperformance of duties.

          (b) TERMINATION OF STATUS AS AN EMPLOYEE. Unless otherwise provided in an Option Agreement relating to an Option that is not an Incentive Stock Option, if an Employee's employment by the Company is terminated, except if such termination is voluntary or occurs due to retirement with the consent of the Board, death or disability, the Option, to the extent not exercised, shall cease on the date on which Employee's employment by the Company is terminated. If an Employee's termination is voluntary or occurs due to retirement with the consent of the Board, then the Employee may, but only within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Board) after the date he ceases to be an Employee of the Company, exercise his Option to the extent that he was entitled to exercise it at the date of such termination, but not later than the expiration of the term of the Option. To the extent that he was not entitled to exercise the Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

          (c) DISABILITY. Unless otherwise provided in an Option Agreement relating to an Option that is not an Incentive Stock Option, notwithstanding the provisions of Section 9(b) above, in the event an Employee is unable to continue his employment with the Company as a result of his permanent and total disability (as defined in Section 22(e)(3) of the Code), he may, but only within three (3) months (or such other period of time not exceeding twelve (12) months as it is determined by the Board) from the date of termination, exercise his Option to the extent he was entitled to exercise it at the date of such termination, but not later than the expiration of the term of the Option. To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

          (d) DEATH OF OPTIONEE. Unless otherwise provided in an Option Agreement relating to an Option that is not an Incentive Stock Option, if Optionee dies during the term of the Option and is at the time of his death an Employee of the Company who shall have been in continuous status as an Employee since the date of grant of the Option, the Option may be exercised at any time within one (1) year following the date of death (or such other period of time as is determined by the Board), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that Optionee was entitled to exercise the Option on the date of death and not later than the expiration of the term of the Option. To the extent that decedent was not entitled to exercise the Option on the date of death, or if the Optionee's estate, or person who acquired the right to exercise the Option by bequest or inheritance, does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

     10. NON-TRANSFERABILITY OF OPTION. Except as otherwise provided by the Committee, an Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee or by his guardian or legal representative.

     11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, consolidation, subdivision, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class shall affect, and no adjustment by reason thereof, shall be made with respect to the number or price of shares of Common Stock subject to an Option.

     In the event of a proposed dissolution or liquidation of the Company or the proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, all outstanding Options, will become fully vested and exercisable except in the event that the surviving or resulting entity agrees to assume the Options on terms and conditions that substantially preserve the Optionee's rights and benefits of the Option then outstanding. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 5(b), the excess Options will be deemed to be non-qualified stock options. Upon, or in anticipation of, such an event, the Committee may cause every Option outstanding hereunder to terminate at a specific time in the future and will give each Optionee the right to exercise Options during a period of time as the Committee, in its sole and absolute discretion, will determine, except in the event that the surviving or resulting entity agrees to assume the Options on terms and conditions that substantially preserve the Optionee's rights and benefits of the Options then outstanding.

     12. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Board makes the determination granting such Option. Notice of the determination shall be given to each Employee to whom an Option is so granted within a reasonable time after the date of such grant.

     13. AMENDMENT AND TERMINATION OF THE PLAN.

          (a) AMENDMENT AND TERMINATION. The Board, or the Committee with the Board's approval, may amend or terminate the Plan from time to time in such respect as the Board may deem advisable; provided, however, that to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     14. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Optionee unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Share may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     In the case of an Incentive Stock Option, any Optionee who disposes of Shares of Common Stock acquired on the exercise of an Option by sale or exchange
(a) either within two (2) years after the date of the grant of the Option under which the Common Stock was acquired or (b) within one (1) year after the acquisition of such Shares of Common Stock shall notify the Company of such disposition and of the amount realized upon such disposition.

     15. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     16. OPTION AGREEMENT. Options shall be evidenced by written Stock Option Agreement in such form as the Board shall approve.

     17. WITHHOLDING TAXES. Subject to Section 4(b)(x) of the Plan and prior to the Tax Date, the Optionee may make an irrevocable election to have the Company withhold from those Shares that would otherwise be received upon the exercise of any Non-Statutory Stock Option, a number of Shares having a Fair Market Value equal to the minimum amount necessary to satisfy the Company's federal, state, local and foreign tax withholding obligations and FICA and FUTA obligations with respect to the exercise of such Option by the Optionee.

     An Optionee who is also an officer of the Company must make the above-described election:

          (a) at least six months after the date of grant of the Option (except in the event of death or disability); and

          (b) either:

               (i) six months prior to the Tax Date, or

               (ii) prior to the Tax Date and during the period beginning on the third business day following the date the Company releases its quarterly or annual statement of sales and earnings and ending on the twelfth business day following such date.

     18. MISCELLANEOUS PROVISIONS

          (a) PLAN EXPENSES. Any expenses of administering this Plan shall be borne by the Company.

          (b) USE OF EXERCISE PROCEEDS. The payment received from Optionees from the exercise of Options shall be used for the general corporate purposes of the Company.

          (c) CONSTRUCTION OF PLAN. The place of administration of the Plan shall be in the State of Arizona, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined in accordance with the laws of the State of Nevada and in accordance with the Code.

          (d) INDEMNIFICATION. In addition to such other rights of indemnification as they may have as members of the Board, the members of the Board shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of bad faith; provided that upon the institution of any such action, suit or proceeding a Board member shall, in writing give the Company notice thereof and an opportunity, at its own expense, to handle and defend the same before such Board member undertakes to handle and defend it on his own behalf.

          (e) GENDER. For purposes of this Plan, words used in the masculine gender shall include the feminine and neuter, and the singular shall include the plural and vice versa, as appropriate.

                                   APPENDIX A


                      NON-STATUTORY STOCK OPTION AGREEMENT


     BY THIS STOCK OPTION AGREEMENT ("Agreement") made and entered into this _____ day of __________, _____ ("Grant Date"), SWIFT TRANSPORTATION CO., INC., a Nevada corporation (the "Company"), and ___________________, a key employee of the Company (the "Optionee") hereby state, confirm, represent, warrant and agree as follows:

                                       I

                                    RECITALS

     1.1 The Company, through its Board of Directors (the "Board"), has determined that in order to attract and retain the best available personnel for positions of substantial responsibility to provide successful management of the Company's business, it must offer a compensation package that provides key employees of the Company a chance to participate financially in the success of the Company by developing an equity interest in it.

     1.2 As part of the compensation package, the Company has adopted the Swift Transportation Co., Inc. 1999 Stock Option Plan (the "Plan") effective as of May 20, 1999.

     1.3 Shareholders of the Company have adopted and approved the Plan on May 20, 1999.

     1.4 By this Agreement, the Company and the Optionee desire to establish the terms upon which the Company is willing to grant to the Optionee, and upon which the Optionee is willing to accept from the Company, an option to purchase shares of common stock of the Company ("Common Stock").

                                       II

                                   AGREEMENTS

     2.1 GRANT OF NON-STATUTORY STOCK OPTION. Subject to the terms and conditions hereinafter set forth and those provisions set forth and those contained in the Plan, the Company grants to the Optionee the right and option (the "Option") to purchase from the Company all or any part of an aggregate number of _____________ (_____) shares of Common Stock, authorized but unissued or, at the option of the Company, treasury stock if available (the "Optioned Shares").

     2.2 EXERCISE OF OPTION. Subject to the terms and conditions of this Agreement and those of the Plan, the Option may be exercised only by completing and signing a written notice in substantially the following form:

     I hereby exercise the Option granted to me by Swift Transportation Co., Inc. and elect to purchase __________ shares of $.001 par value Common Stock of Swift Transportation Co., Inc. for the purchase price to be determined under Paragraph 2.3 of this Stock Option Agreement.

     2.3 PURCHASE PRICE. The price to be paid for the Optioned Shares (the "Purchase Price") shall be $______________ per share.

     2.4 PAYMENT OF PURCHASE PRICE. Payment of the Purchase Price shall be made as follows:

          (a) In United States dollars in cash or by check, bank draft or money order payable to the Company, or

          (b) At the discretion of the Board, through the delivery of shares of Common Stock with an aggregate fair market value at the date of such delivery, equal to the Purchase Price, or

          (c) By a combination of both (a) and (b) above.

The Board shall determine acceptable methods for rendering Common Stock as payment upon exercise of an Option and may impose such limitations and conditions on the use of Common Stock to exercise an Option as it deems appropriate. At the election of the Optionee pursuant to Section 17 of the Plan, and subject to the acceptance of such election by the Board, to satisfy the Company's withholding obligations, it may retain such number of shares of Common Stock subject to the exercised Option which have an aggregate Fair Market Value (as defined in the Plan) on the date of exercise equal to the Company's aggregate federal, state, local and foreign tax withholding and FICA and FUTA obligations with respect to income generated by the exercise of the Option by Optionee.

     2.5 EXERCISABILITY OF OPTION. Subject to the provisions of Paragraph 2.6, and except as otherwise provided in Paragraphs 2.8 and 2.9, the Option may be exercised by the Optionee while in the employ of Company which shall include any parent ("Parent") or subsidiary ("Subsidiary") corporation of the Company as defined in Sections 425(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended ("Code"), in whole or in part from time to time, but only in accordance with the following schedule:

                                            CUMULATIVE PERCENTAGE OF
        ELAPSED NUMBER OF YEARS          SHARES SUBJECT TO OPTIONS AS TO
            AFTER GRANT DATE              WHICH OPTION MAY BE EXERCISED
            ----------------              -----------------------------
                  0-4                                 None
                   5                                   20%
                   6                                   40%
                   7                                   60%
                   8                                   80%
                   9                                  100%

For purposes of the foregoing schedule, a year is measured from the grant date to the anniversary of the grant date and between anniversary dates thereof.

     2.6 TERMINATION OF OPTION. Except as otherwise provided herein, the Option, to the extent not heretofore exercised, shall terminate upon the first to occur of the following dates:

          (a) The date on which the Optionee's employment by the Company is terminated except if such termination is voluntary, or occurs due to retirement with the consent of the Board, death or disability within the meaning of Section 22(e)(3) of the Code;

          (b) Thirty (30) days after voluntary termination or termination due to retirement with the consent of the Board;

          (c) Six (6) months afar termination due to disability within the meaning of Section 22(e)(3) of the Code;

          (d) One (1) year after the Optionee's death; or

          (e) __________________, (being the expiration of a term equal to or less than ten (10) years from the Grant Date).

     2.7 ADJUSTMENTS. In the event of any stock split, reverse stock split, stock divided, combination or reclassification of shares of Common Stock or any other increase or decrease in the number of issued shares of Common Stock, the number and kind of Optioned Shares (including any Option outstanding after termination of employment or deal) and the Purchase Price per share shall be proportionately and appropriately adjusted without any change in the aggregate Purchase Price to be paid therefor upon exercise of the Option. The determination by the Board as to the terms of any of the foregoing adjustments shall be conclusive and binding.

     2.8 LIQUIDATION, SALE OF ASSETS OR MERGER. In the event of a proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the option shall be assumed or an equivalent option shall be substituted by such successor corporation, unless the Board determines that the Optionee shall have the right to exercise the Option as to all of the Common Stock subject to the Option. If the Board makes an Option fully exercisable, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice (but not later than the expiration of the Option term under Paragraph 2.6), and the Option will terminate upon the expiration of such period. In the event the thirtieth (30th) day referred to in this Paragraph shall fall on a day that is not a business day, then the thirtieth (30th) day shall be the next following business day.

     2.9 ACQUISITION. If any person, corporation or other entity or group thereof (the "Acquiror"), acquires (an "Acquisition"), other than by merger or consolidation or purchase from the Company, the beneficial ownership (as that term is used in Section 13(d)(1) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) or shares of the Company's common stock which, when added to any other shares the beneficial ownership of which is held by the Acquiror, shall have more than 50% of the votes that are entitled to be cast at meetings of shareholders, any portion of the Option that was not currently exercisable pursuant to Section 2.5 prior to the date of the Acquisition shall become immediately exercisable and the Optionee may elect, during the period commencing on the date of the Acquisition and ending at the close of business on the thirtieth (30th) day following the date of the Acquisition (but not later than the expiration of the Option term under Paragraph 2.6), to exercise the Option in whole or in part. In the event the thirtieth (30th) day referred to in this Section shall fall on a day that is not a business day, then the thirtieth (30th) day shall be deemed to be the next following business day.

     2.10 NOTICES. Any notice to be given under the terms of the Agreement ("Notice") shall be addressed to the Company in care of its secretary at 2200 South 75th Avenue, Phoenix, Arizona 85043, or at its then current corporate headquarters. Notice to be given to the Optionee shall be addressed to him or her at his or her then current residential address as appearing on the payroll records.

     Notice shall be deemed duly given when enclosed in a properly sealed envelope and deposited by certified mail, return receipt requested, in a post office or branch post office regularly maintained by the United States Government.

     2.11 TRANSFERABILITY OF OPTION. The Option shall not be transferable by the Optionee otherwise than by the will or the laws of descent and distribution, and may be exercised during the life of the Optionee only by the Optionee.

     2.12 OPTIONEE NOT A SHAREHOLDER. The Optionee shall not be deemed for any purposes to be a shareholder of the Company with respect to any of the Optioned Shares except to the extent that the Option herein granted shall have been exercised with respect thereto and a stock certificate issued therefor.

     2.13 DISPUTES OR DISAGREEMENTS. As a condition of the granting of the Option herein granted, the Optionee agrees, for himself and his personal representatives, that any disputes or disagreement which may arise under or as a result of or pursuant to this Agreement shall be determined by the Board in its sole discretion, and that any interpretation by the Board of the terms of this Agreement shall be final, binding and conclusive.

     2.14 RIGHT TO REPURCHASE. In the event that:

          (a) Optionee voluntarily terminates employment with the Company or if Optionee's employment is involuntarily terminated for nonperformance of duties and if Optionee subsequently becomes a sole proprietor, partner, stockholder, officer, director, employee, independent contractor or consultant of or to any business which is engaged in the contract of common carriage of goods; or

          (b) if Optionee's employment is involuntarily terminated for gross misconduct, fraud, embezzlement, theft or breach of any fiduciary duty owed to the Company (the "Triggering Event"), then the Board, at its discretion may elect to repurchase from Optionee Optioned Shares for which an Option was granted to and exercised by Optionee, for the Purchase Price paid by Optionee under Paragraph 2.3, if such Triggering Event occurs any time within five years after the Option for such Optioned Shares has been exercised by Optionee. The Company shall exercise its rights hereunder by written notification to the Optionee to be given within 180 days after the Board becomes aware of the Triggering Event.

     IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officer, and the Optionee has hereunto affixed his or her signature.

                                      SWIFT TRANSPORTATION CO., INC., a
                                      Nevada corporation


                                      By:
                                          --------------------------------------
                                      Its: President


                                      ------------------------------------------
                                      "OPTIONEE"

                                   APPENDIX B

                        INCENTIVE STOCK OPTION AGREEMENT

     BY THIS INCENTIVE STOCK OPTION AGREEMENT ("Agreement") made and entered into this _____ day of __________, _____ ("Grant Date"), SWIFT TRANSPORTATION CO., INC., a Nevada corporation (the "Company"), and _______________, a key employee of the Company (the "Optionee") hereby state, confirm, represent, warrant and agree as follows:

                                       I

                                    RECITALS

     1.1 The Company, through its Board of Directors (the "Board"), has determined that in order to attract and retain the best available personnel for positions of substantial responsibility to provide successful management of the Company's business, it must offer a compensation package that provides key employees of the Company a chance to participate financially in the success of the Company by developing an equity interest in it.

     1.2 As part of the compensation package, the Company had adopted the Swift Transportation Co., Inc. 1999 Stock Option Plan (the "Plan") effective as of May 20, 1999.

     1.3 Shareholders of the Company have adopted and approved the Plan on May 20, 1999.

     1.4 By this Agreement, the Company and the Optionee desire to establish the terms upon which the Company is willing to grant to the Optionee, and upon which the Optionee is willing to accept from the Company, an option to purchase shares of common stock of the Company ("Common Stock").

                                       II

                                   AGREEMENTS

     2.1 GRANT OF INCENTIVE STOCK OPTION. Subject to the terms and conditions hereinafter set forth and those provisions set forth and those contained in the Plan, the Company grants to the Optionee the right and option (the "Option") to purchase from the Company all or any part of an aggregate number of _____________ (_____) shares of Common Stock, authorized but unissued or, at the option of the Company, treasury stock if available (the "Optioned Shares").

     2.2 EXERCISE OF OPTION. Subject to the terms and conditions of this Agreement and those of the Plan, the Option may be exercised only by completing and signing a written notice in substantially the following form:

     I hereby exercise the Option granted to me by Swift Transportation Co., Inc. and elect to purchase __________ shares of $.001 par value Common Stock of Swift Transportation Co., Inc. for the purchase price to be determined under Paragraph 2.3 of this Stock Option Agreement.

     2.3 PURCHASE PRICE. The price to be paid for the Optioned Shares (the "Purchase Price") shall be $______________ per share, which was not less than the fair market value of the Optioned Shares as determined by the Board on the Grant Date, or, in the case of an Option granted to an employee who, on the Grant Date owns ten percent (10%) or more of the Common Stock, as such amount is calculated under Section 422(b)(6) of the Internal Revenue Code of 1986, as amended (the "Code") not less than one hundred and ten percent (110%) of the fair market value of the Optioned Stock.

     2.4 PAYMENT OF PURCHASE PRICE. Payment of the Purchase Price shall be made as follows:

          (a) In United States dollars in cash or by check, bank draft or money order payable to the Company, or

          (b) At the discretion of the Board, through the delivery of shares of Common Stock with an aggregate fair market value at the date of such delivery, equal to the Purchase Price, or

          (c) By a combination of both (a) and (b) above.

The Board shall determine acceptable methods for rendering Common Stock as payment upon exercise of an Option and may impose such limitations and conditions on the use of Common Stock to exercise an Option as it deems appropriate. At the election of the Optionee pursuant to Section 17 of the Plan, and subject to the acceptance of such election by the Board, to satisfy the Company's withholding obligations, it may retain such number of shares of Common Stock subject to the exercised Option which have an aggregate Fair Market Value (as defined in the Plan) on the date of exercise equal to the Company's aggregate federal, state, local and foreign tax withholding and FICA and FUTA obligations with respect to income generated by the exercise of the Option by Optionee.

     2.5 EXERCISABILITY OF OPTION. Subject to the provisions of Paragraph 2.6, and except as otherwise provided in Paragraphs 2.8 and 2.9, the Option may be exercised by the Optionee while in the employ of Company which shall include any parent ("Parent") or subsidiary ("Subsidiary") corporation of the Company as defined in Sections 425(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended ("Code"), in whole or in part from time to time, but only in accordance with the following schedule:

                                            CUMULATIVE PERCENTAGE OF
      ELAPSED NUMBER OF YEARS            SHARES SUBJECT TO OPTIONS AS TO
          AFTER GRANT DATE                WHICH OPTION MAY BE EXERCISED
          ----------------                -----------------------------
                0-4                                   None
                 5                                     20%
                 6                                     40%
                 7                                     60%
                 8                                     80%
                 9                                    100%

For purposes of the foregoing schedule, a year is measured from the grant date to the anniversary of the grant date and between anniversary dates thereof.

     2.6 TERMINATION OF OPTION. Except as otherwise provided herein, the Option, to the extent not heretofore exercised, shall terminate upon the first to occur of the following dates:

          (a) The date on which the Optionee's employment by the Company is terminated except if such termination is voluntary, or occurs due to retirement with the consent of the Board, death or disability within the meaning of Section 22(e)(3) of the Code;

          (b) Thirty (30) days after voluntary termination or termination due to retirement with the consent of the Board;

          (c) Six (6) months afar termination due to disability within the meaning of Section 22(e)(3) of the Code;

          (d) One (1) year after the Optionee's death; or

          (e) __________________, (being the expiration of a term equal to or less than ten (10) years from the Grant Date).

     2.7 ADJUSTMENTS. In the event of any stock split, reverse stock split, stock divided, combination or reclassification of shares of Common Stock or any other increase or decrease in the number of issued shares of Common Stock, the number and kind of Optioned Shares (including any Option outstanding after termination of employment or deal) and the Purchase Price per share shall be proportionately and appropriately adjusted without any change in the aggregate Purchase Price to be paid therefor upon exercise of the Option. The determination by the Board as to the terms of any of the foregoing adjustments shall be conclusive and binding.

     2.8 LIQUIDATION, SALE OF ASSETS OR MERGER. In the event of a proposed dissolution or liquidation of the Company or the proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option will become fully vested and exercisable except in the event that the surviving entity or resulting entity agrees to assume the Option. Upon or in anticipation of such event, the Committee may cause the Option to terminate, but will provide the Optionee with a period of time to exercise the Option prior to the termination.

     2.9 ACQUISITION. If any person, corporation or other entity or group thereof (the "Acquiror"), acquires (an "Acquisition"), other than by merger or consolidation or purchase from the Company, the beneficial ownership (as that term is used in Section 13(d)(1) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) or shares of the Company's common stock which, when added to any other shares the beneficial ownership of which is held by the Acquiror, shall have more than 50% of the votes that are entitled to be cast at meetings of shareholders, any portion of the Option that was not currently exercisable pursuant to Section 2.5 prior to the date of the Acquisition shall become immediately exercisable and the Optionee may elect, during the period commencing on the date of the Acquisition and ending at the close of business on the thirtieth (30th) day following the date of the Acquisition (but not later than the expiration of the Option term under Paragraph 2.6), to exercise the Option in whole or in part. In the event the thirtieth (30th) day referred to in this Section shall fall on a day that is not a business day, then the thirtieth (30th) day shall be deemed to be the next following business day.

     2.10 NOTICES. Any notice to be given under the terms of the Agreement ("Notice") shall be addressed to the Company in care of its secretary at 2200 South 75th Avenue, Phoenix, Arizona 85043, or at its then current corporate headquarters. Notice to be given to the Optionee shall be addressed to him or her at his or her then current residential address as appearing on the payroll records.

     Notice shall be deemed duly given when enclosed in a properly sealed envelope and deposited by certified mail, return receipt requested, in a post office or branch post office regularly maintained by the United States Government.

     2.11 NOTIFICATION OF DISPOSITION OF SHARES. The Optionee hereby acknowledges that a disposition of shares of Common Stock acquired upon the exercise of the Option within two (2) years from the Grant Date or within one
(1) year after the transfer of such shares of Common Stock to him or her would result in detrimental income tax consequences to the Optionee.

     The Optionee hereby agrees to promptly notify the Company of any disposition of shares of Common Stock within either of the above time limitations.

     2.12 MODIFICATION OF AGREEMENT. With the consent of Optionee, the Board may at any time and from time to time direct that the Agreement be modified in such respects deemed advisable in order that the Option shall constitute an incentive stock option pursuant to Section 422 of the Code.

     2.13 TRANSFERABILITY OF OPTION. The Option shall not be transferable by the Optionee otherwise than by the will or the laws of descent and distribution, and may be exercised during the life of the Optionee only by the Optionee.

     2.14 OPTIONEE NOT A SHAREHOLDER. The Optionee shall not be deemed for any purposes to be a shareholder of the Company with respect to any of the Optioned Shares except to the extent that the Option herein granted shall have been exercised with respect thereto and a stock certificate issued therefor.

     2.15 DISPUTES OR DISAGREEMENTS. As a condition of the granting of the Option herein granted, the Optionee agrees, for himself and his personal representatives, that any disputes or disagreement which may arise under or as a result of or pursuant to this Agreement shall be determined by the Board in its sole discretion, and that any interpretation by the Board of the terms of this Agreement shall be final, binding and conclusive.

     2.16 RIGHT TO REPURCHASE. In the event that:

          (a) Optionee voluntarily terminates employment with the Company or if Optionee's employment is involuntarily terminated for nonperformance of duties and if Optionee subsequently becomes a sole proprietor, partner, stockholder, officer, director, employee, independent contractor or consultant of or to any business which is engaged in the contract of common carriage of goods; or

          (b) if Optionee's employment is involuntarily terminated for gross misconduct, fraud, embezzlement, theft or breach of any fiduciary duty owed to the Company (the "Triggering Event"), then the Board, at its discretion may elect to repurchase from Optionee Optioned Shares for which an Option was granted to and exercised by Optionee, for the Purchase Price paid by Optionee under Paragraph 2.3, if such Triggering Event occurs any time within five years after the Option for such Optioned Shares has been exercised by Optionee. The Company shall exercise its rights hereunder by written notification to the Optionee to be given within 180 days after the Board becomes aware of the Triggering Event.

          IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officer, and the Optionee has hereunto affixed his or her signature.

                                   SWIFT TRANSPORTATION CO., INC., a
                                   Nevada corporation


                                   By
                                       -----------------------------------------
                                   Its: President


                                   ---------------------------------------------
                                   "OPTIONEE"

PROXY                                                                      PROXY

                         SWIFT TRANSPORTATION CO., INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
        FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 6, 2002

I appoint Jerry Moyes and William F. Riley III, individually and together, proxies with full power of substitution, to vote all my shares of common stock of Swift Transportation Co., Inc. (the "Company") which I have the power to vote, at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the Company's corporate headquarters at 2200 South 75th Avenue, Phoenix, Arizona 85043 on June 6, 2002 beginning at 10:00 a.m. local time and at any adjournments and postponements of the Annual Meeting. In the absence of specific voting directions from me, my proxies will vote my shares in accordance with the Director's recommendations on the reverse side of this card. My proxies may vote according to their discretion on any other matter which may properly come before the Annual Meeting. I revoke any proxy previously given and acknowledge that I may revoke this proxy prior to its exercise.

UNLESS OTHERWISE MARKED, THIS PROXY WILL BE VOTED FOR (1) THE ELECTION OF EACH CLASS III DIRECTOR NOMINEE, (2) APPROVAL OF THE ADOPTION OF THE PROPOSED AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF ITS COMMON STOCK, (3) APPROVAL OF THE ADOPTION OF THE PROPOSED AMENDMENT TO THE COMPANY'S 1999 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE THEREUNDER AND (4) APPROVAL OF THE ADOPTION OF THE PROPOSED AMENDMENTS TO THE COMPANY'S 1999 STOCK OPTION PLAN TO PERMIT THE GRANT OF OPTIONS TO JERRY MOYES AND INCREASE THE LIMITATION ON MAXIMUM ANNUAL GRANTS TO A SINGLE INDIVIDUAL.

YOUR VOTE IS IMPORTANT: PLEASE SIGN AND DATE THE OTHER SIDE OF THIS PROXY CARD AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE.

       (Continued and to be marked, signed and dated on the reverse side.)

                         SWIFT TRANSPORTATION CO., INC.

              PLEASE MARK BOXES, SIGN AND DATE USING DARK INK ONLY.

The Board of Directors recommends a vote FOR Proposals 1 through 4.

                                                                 For All
1.   TO ELECT CLASS III DIRECTORS        For     Withhold    Except Nominee
     Nominees: William F. Riley III      All        All       Written Below
     and Lou A. Edwards
                                         [ ]        [ ]            [ ]

                                                           To withhold authority
                                                           to vote for any
                                                           individual nominee,
                                                           write the name of
                                                           such nominee in the
                                                           space below:

                                                           _____________________


2.   TO APPROVE THE AMENDMENT TO         For      Against        Abstain
     THE COMPANY'S ARTICLES OF
     INCORPORATION TO INCREASE THE       [ ]        [ ]            [ ]
     NUMBER OF SHARES OF COMMON
     STOCK AUTHORIZED FOR ISSUANCE
     FROM 150,000,000 TO
     200,000,000.

3.   TO APPROVE THE AMENDMENT TO         For      Against        Abstain
     THE COMPANY'S 1999 STOCK OPTION
     PLAN TO INCREASE THE NUMBER OF      [ ]        [ ]            [ ]
     SHARES AUTHORIZED FOR ISSUANCE
     FROM 4,250,000 TO 8,250,000.

4.   TO APPROVE THE AMENDMENT TO THE     For      Against        Abstain
     COMPANY'S 1999 STOCK OPTION
     PLAN TO PERMIT THE GRANT OF         [ ]        [ ]            [ ]
     OPTIONS TO JERRY MOYES AND
     INCREASE THE MAXIMUM NUMBER OF
     SHARES OF COMMON STOCK UNDERLYING
     OPTIONS THAT MAY BE GRANTED TO
     A SINGLE INDIVIDUAL IN A FISCAL
     YEAR FROM 100,000 TO 1,000,000.

                                        Please sign exactly as name(s) appear(s) on your common stock certificate(s) and date. If acting as an executor, administrator, trustee, custodian, guardian, etc., you should so indicate in signing. If the stockholder is a corporation, the proxy should indicate the full corporate name and be signed by a duly authorized officer (indicating his or her position). If shares are held jointly, each stockholder named on the common stock certificate(s) should sign.

                                        ----------------------------------------

                                        ----------------------------------------
                                                        Signature

                                        ----------------------------------------
                                                        Signature

                                        Dated: _____________, 2002

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS YOU SPECIFY ABOVE. IF NO SPECIFIC VOTING INSTRUCTIONS ARE GIVEN BY YOU, THIS PROXY WILL BE VOTED FOR EACH OF THE LISTED PROPOSALS AND, WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING, OR ANY ADJOURNMENTS OR POSTPONEMENTS, IN ACCORDANCE WITH THE DISCRETION OF THE APPOINTED PROXIES. PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY.